As filed with the Securities and Exchange Commission on March 26,2014
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                                                    1933 Act File No. 333-191808
                                                     1940 Act File No. 811-22902


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2

(Check appropriate box or boxes)


[ ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective Amendment No. 3
[ ]  Post-Effective Amendment No. _


and


[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 3


                First Trust New Opportunities MLP & Energy Fund
         Exact Name of Registrant as Specified in Declaration of Trust

                  187 Danbury Road, Wilton, Connecticut 06897
Address of Principal Executive Offices (Number, Street, City, State,Zip Code)

                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187


Name and Address (Number, Street, City, State, Zip Code) of Agent for Service



                        Copies of Communications to:

              Eric F. Fess, Esq.                       David E. Wohl
            Chapman and Cutler LLP              Weil, Gotshal & Manges LLP
            111 West Monroe Street                   767 Fifth Avenue
            Chicago, Illinois 60603              New York, New York 10153

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

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If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

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CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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------------------------ ---------------------- --------------------- ---------------------- ---------------------
                                                      Proposed               Proposed
        Title of                                       Maximum               Maximum
       Securities             Amount Being         Offering Price           Aggregate              Amount of
    Being Registered           Registered             Per Unit          Offering Price(1)     Registration Fee(2)
------------------------ ---------------------- --------------------- ---------------------- ---------------------
     Common Shares,
    $0.01 par value            25,000,000              $20.00              $500,000,000            $64,400
------------------------ ---------------------- --------------------- ---------------------- ---------------------

(1)      Estimated solely for the purpose of determining the registration fee.

(2)      $2.58 of which has been previously paid.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

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                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED MARCH 26, 2014


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


PROSPECTUS
                                             SHARES
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

                                 COMMON SHARES
                                $20.00 PER SHARE

                            ------------------------

   The Fund. First Trust New Opportunities MLP & Energy Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

   Investment Objective. The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. There can be no assurance that the Fund will meet its investment objective.

   Investment Strategy. The Fund will seek to provide its common shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in publicly traded master limited partnerships ("MLPs") and MLP-related entities (as defined in this prospectus) in the energy sector and energy utilities industries (each as defined in this prospectus) that are weighted towards non-cyclical, fee-for-service revenues. Under normal market conditions, the Fund will invest at least 85% of its "Managed Assets" in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that the Fund's Sub-Advisor (as defined below) believes offer opportunities for growth and income. Under normal market conditions, the Fund will invest at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. To generate additional income, the Fund currently expects to write (or sell) covered call options on up to 35% of its Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares of beneficial interest ("Preferred Shares"), if any, and the principal amount of any borrowings and issuance of notes (collectively, "Borrowings")), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares, if any, is not treated as a liability. See "The Fund's Investments--Investment Objective and Policies."

   NO PRIOR HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES OF BENEFICIAL INTEREST ("COMMON SHARES") HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC OFFERING.

   The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "FPL."

   Tax Status. Due to the nature of the Fund's MLP investments, under current law, the Fund is not eligible to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, as is common for most investment companies. Rather, the Fund has elected to be treated as a regular corporation for federal income tax purposes and, as such, unlike most investment companies, it will be subject to corporate income tax to the extent the Fund recognizes taxable income. See "Tax Matters."
                                                   (continued on following page)

   INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS, INCLUDING THOSE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 35 OF THIS PROSPECTUS.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                           PER SHARE   TOTAL (1)
                                                           ---------   -----
     Public offering price...............................   $20.00       $
     Sales load (2)......................................   $ 0.90       $
     Estimated offering costs (3)........................   $ 0.04       $
     Proceeds, after expenses, to the Fund...............   $19.06       $

                                                       (notes on following page)

   The underwriters expect to deliver the Common Shares to purchasers on or
about        , 2014.

                            ------------------------

MORGAN STANLEY                                                              AMERIPRISE FINANCIAL SERVICES, INC.

                                               OPPENHEIMER & CO.

BB&T CAPITAL MARKETS                          COMERICA SECURITIES                          HENLEY & COMPANY LLC
J.J.B. HILLIARD, W.L. LYONS, LLC            JANNEY MONTGOMERY SCOTT                  J.P. TURNER & COMPANY, LLC
LADENBURG THALMANN & CO. INC.                   MAXIM GROUP LLC                                       MLV & CO.
NEWBRIDGE SECURITIES CORPORATION                 PERSHING LLC                              SOUTHWEST SECURITIES
THE GMS GROUP, LLC                          WEDBUSH SECURITIES INC.                       WUNDERLICH SECURITIES

                            ------------------------

             The date of this prospectus is                  , 2014.

(notes from previous page)

   (1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See "Underwriters."

   (2) The Advisor and Sub-Advisor (and not the Fund) have agreed to pay, from their own assets, upfront structuring and syndication fees to Morgan Stanley & Co. LLC, and may pay certain other qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. See "Underwriters--Additional Compensation to be paid by the Advisor and Sub-Advisor."

   (3) Total expenses of the offering of the Common Shares of the Fund paid by
       the Fund (other than the sales load) are estimated to be $        , which
       represents 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. The Advisor and Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price.



(continued from previous page)

   Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") will be the Fund's investment advisor and Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") will be the Fund's sub-advisor. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor" in the Fund's Statement of Additional Information (the "SAI").

   Distributions. The Fund intends to pay monthly distributions to shareholders out of legally available funds. Distributions, if any, will be determined by the Fund's Board of Trustees. The Fund expects to declare its initial distribution approximately 45-60 days following the completion of this offering and pay such initial distribution approximately 60-90 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this distribution or continue to pay regular distributions or that it will do so at a particular rate. See "Distributions" and "Tax Matters."

   Leverage. The Fund currently intends to seek to enhance the level of its current distributions through the use of leverage. The Fund may utilize leverage through the issuance of Preferred Shares in an amount up to 50% of its total assets and/or through Borrowings in an amount up to 33-1/3% of its total assets. The Fund initially anticipates that it will utilize leverage, through Borrowings, in an aggregate amount of approximately 25% of the Fund's Managed Assets. The cost associated with any issuance and use of leverage will be borne by the holders of the Common Shares ("Common Shareholders"). Through the use of leverage, the Fund will seek to obtain a higher return for the Common Shareholders than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Leverage Program," "Risks--Leverage Risk" and "Description of Shares."

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI,
dated           , as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 67 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891; by writing to the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187; or from the Fund's or Advisor's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's, Advisor's or Sub-Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

   THE COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

                                                                           PAGE

Prospectus Summary...........................................................1
Summary of Fund Expenses....................................................24
The Fund....................................................................25
Use of Proceeds.............................................................25
The Fund's Investments......................................................25
Leverage Program............................................................33
Risks.......................................................................35
Management of the Fund......................................................49
Net Asset Value.............................................................51
Distributions...............................................................52
Dividend Reinvestment Plan..................................................53
Description of Shares.......................................................54
Certain Provisions in the Declaration of Trust and By-Laws..................55
Structure of the Fund; Common Share Repurchases and Change in
     Fund Structure.........................................................56
Tax Matters.................................................................58
Underwriters................................................................62
Custodian, Administrator, Fund Accountant and Transfer Agent................66
Legal Opinions..............................................................66
Table of Contents for the Statement of Additional Information...............67


   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

   This prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "believe," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, energy, energy utilities, and other markets, the price at which the Common Shares will trade in the public markets and other factors which may be discussed in the Fund's periodic filings with the SEC.

   Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. The Fund urges you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Common Shares (as defined below). You should carefully read the entire prospectus and the Fund's Statement of Additional Information ("SAI"), particularly the section entitled "Risks."

THE FUND ...........  First Trust New Opportunities MLP & Energy Fund (the
                      "Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."

THE OFFERING .......  The Fund is offering           common shares of beneficial
                      interest ("Common Shares") at $20.00 per share through a
                      group of underwriters (the "Underwriters") led by Morgan
                      Stanley & Co. LLC and Ameriprise Financial Services, Inc.
                      You must purchase at least 100 Common Shares ($2,000) in
                      this offering. The Fund has given the Underwriters an
                      option to purchase up to          additional Common Shares
                      within 45 days from the date of this prospectus solely to cover over-allotments, if any. The Advisor (as defined below) and the Sub-Advisor (as defined below) have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price.

WHO MAY WANT
TO INVEST ..........  Investors should consider their financial situations and needs, other investments, investment goals and experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for long-term investors who are seeking:

                        o a high level of total return with an emphasis on current distributions

                        o a vehicle to invest in a portfolio containing publicly traded master limited partnerships ("MLPs"), MLP-related entities and other energy sector and energy utilities companies

                        o   a structure that allows for tax filing
                            simplification: one Form 1099

                        o a management team with extensive experience and resources in this asset class

                        o   an anticipated monthly distribution to shareholders

                        o   exchange-traded liquidity

                      Investing in the Common Shares involves certain risks, including those described in the "Risks" section beginning on page 35 of this prospectus.

INVESTMENT ADVISOR
AND SUB-ADVISOR.....  First Trust Advisors L.P. ("First Trust Advisors" or the
                      "Advisor") will be the Fund's investment advisor, responsible for supervising the Fund's Sub-Advisor (as defined below), monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, will also be responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") will be the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of, and making investment decisions for, the Fund.

                      First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $86 billion in assets which it managed or supervised as of February 28, 2014.

                      Energy Income Partners, a registered investment advisor, is a Delaware limited liability company which provides professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment advisor to investment portfolios with approximately $4.17 billion of assets which it managed as of February 28, 2014.

INVESTMENT
OPPORTUNITIES ......  The Sub-Advisor believes that the expansion of energy production in North America has created a need to expand and rebuild energy infrastructure. This expansion is coinciding with investors' renewed demand for equity income not tied to the economic or financial cycle, resulting in the creation of new MLPs and other high dividend paying energy sector companies in North America that provide investors with an attractive alternative to fixed income with the opportunity for growth, while providing the energy sector with a means to finance this infrastructure build out. See "The Fund's Investments--Investment Opportunities."

INVESTMENT
PHILOSOPHY
AND PROCESS.........  Investment Philosophy. The Sub-Advisor believes that the non-cyclical assets that best support a high-payout ratio are those with steady, fee-for-service businesses with relatively low sustaining capital obligations. In the energy sector and energy utilities industries, such fee-for-service assets are comprised of interstate pipelines, intrastate pipelines with long-term contracts, power generation assets, storage and terminal facilities with long-term contracts and regulated power transmission and distribution assets. By contrast, the Sub-Advisor will seek to limit the cyclical energy exposure of the portfolio. The Sub-Advisor believes that portfolio investments in oil and gas exploration, development and production are less well suited for the Fund because the cash flows from these investments are cyclical in nature, being driven by commodity prices, and because oil and gas assets are resource assets that diminish in value over time due to depletion, extraction or removal.

                      The Sub-Advisor believes that a professionally managed portfolio of consistently high dividend paying MLPs, MLP-related entities and other energy sector and energy utilities companies in non-cyclical segments offer an attractive balance of growth and income. See "--Investment Objective and Policies" and "The Fund's Investments--Portfolio Composition."

                      The Sub-Advisor believes the use of rigorous investment research and analytical tools, along with conservative portfolio construction used to identify appropriate non-cyclical energy sector and energy utilities company investments, provides a value added service to the individual investor making an investment in the Common Shares of the Fund. See "The Fund's Investments--Investment Philosophy and Process--Capital Discipline."

                      Investment Process. The Sub-Advisor utilizes a three step investment process for the Fund. The first step is for the Sub-Advisor to define a universe of companies in the energy sector and energy utilities industries that have high dividend payout ratios and/or are involved in the energy infrastructure business. In general, the Sub-Advisor will seek energy sector and energy utilities companies weighted towards:

                        o regulated monopoly or monopoly-like assets (i.e., companies that own unique assets that provide for a sustainable competitive advantage due to control of location);

                        o non-cyclical cash flows (i.e., companies that have most or all of their assets in businesses whose revenues tend not to fluctuate with commodity prices and tend to be less sensitive to changes in the economic cycle);

                        o fee-for-service revenues (i.e., companies that have most or all of their assets in businesses whose revenues are not tied to changes in commodity prices and/or volumes actually shipped through or stored in their facilities); and

                        o cost escalators (i.e., companies that have most or all of their assets in businesses whose revenues and/or margins can be adjusted to compensate for changes in the company's costs).

                      The second step is for the Sub-Advisor to identify, among this universe, companies that pass a quality threshold established by the Sub-Advisor. The Sub-Advisor utilizes both quantitative aspects to measuring quality, such as the stability of cash flows, returns on invested capital, financial leverage and earnings coverage of dividends, as well as qualitative aspects, such as the confidence that the Sub-Advisor has in the company's management team and the quality of its assets. In its assessment of quality, the Sub-Advisor will not set aside a company's failure to qualify on quality criteria in instances even where it believes that the company has a low valuation.

                      The third step of the Sub-Advisor's investment process is portfolio construction, where the Sub-Advisor determines the portfolio weighting of companies that have made it through the first two steps. As part of this portfolio construction, the Sub-Advisor will balance each position's expected rate of return against risks, limitations on position sizes and Fund portfolio limitations.

INVESTMENT
OBJECTIVE
AND POLICIES........  The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to holders of Common Shares ("Common Shareholders"). For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund will seek to provide its Common Shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in MLPs and MLP-related entities in the energy sector and energy utilities industries that are weighted towards non-cyclical, fee-for-service revenues, rather than companies that primarily operate price or volume driven assets that are cyclical in nature. These investments in which the Sub-Advisor intends to invest are represented by assets comprised of interstate pipelines, intrastate pipelines with long-term contacts, power generation assets, storage and terminal facilities with long-term contracts and regulated power transmission and distribution assets. There can be no assurance that the Fund's investment objective will be achieved.

                      As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. The Fund considers investments in "MLP-related entities" to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. These MLP-related entity investments generally take the form of securities of entities holding primarily general partner or managing member interests in MLPs and securities that represent indirect investments in MLPs, including I-Shares and collective investment vehicles (i.e., exchange-traded funds and other registered funds) that primarily hold MLP interests. The Fund considers investments in the "energy sector" to include companies that derive more than 50% of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, natural gas liquids ("NGLs") (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor's ("GICS"). The Fund considers investments in "energy utilities" to include companies that derive more than 50% of their revenues or operating income from providing products, services or equipment for the generation, transmission, distribution or sale of electricity or gas and such other companies within the electric, gas, independent power producers and multi-utilities industries as classified under GICS.

                      Under normal market conditions, as a non-fundamental policy, the Fund will invest at least 85% of its Managed Assets (as defined below) in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that the Fund's Sub-Advisor believes offer opportunities for growth and income.

                      The Fund has adopted the following additional non-fundamental investment policies:

                        o Under normal market conditions, the Fund will invest at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Equity securities currently consist of common units and subordinated units of MLPs, I-Shares, which represent an ownership interest of an MLP issued by an affiliated party, and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs, and convertible securities that are in the money (i.e., the conversion price is less than the price of the underlying stock) and immediately convertible into equity securities of such entities. MLP common units are typically listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ Stock Market ("NASDAQ"). The Fund will purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements and initial public offerings. See "Risks--Risks Associated with an Investment in Initial Public Offerings."

                        o The Fund may invest up to 20% of its Managed Assets in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy sector and energy utilities companies. See "Special Risk Considerations--Restricted Securities" below.

                        o The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies, including certain below investment grade securities, which are commonly referred to as "high yield" or "junk" bonds. Below investment grade debt securities in which the Fund may invest will be rated at least "B3" by Moody's Investors Service, Inc. ("Moody's") and at least "B-" by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Advisor. Below investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. See "Special Risk Considerations--Below Investment Grade Securities."

                        o The Fund will not invest more than 15% of its Managed Assets in any single issuer.

                        o The Fund will not engage in short sales, except in connection with the execution of its covered call options strategy and except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of leverage or market risks associated with the Fund's portfolio.

                        o The Fund may invest up to 30% of its Managed Assets in non-U.S. securities and may hedge the currency risk of the non-U.S. securities using Strategic Transactions (as defined below). Non-U.S. securities are securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities. Currently, the Sub-Advisor expects a majority of the Fund's investments in non-U.S. securities to be securities of Canadian issuers. See "Special Risk Considerations--Non-U.S. Securities Risk" below and "Other Investment Policies and Techniques--Strategic Transactions" in the SAI.

                      "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares of beneficial interest ("Preferred Shares"), if any, and the principal amount of any borrowings and issuance of notes (collectively, "Borrowings")), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares, if any, is not treated as a liability.

                      To generate additional income, the Fund currently expects to write (or sell) covered call options on up to 35% of its Managed Assets. See "Hedging and Strategic Transactions" below.

                      The Fund currently expects that its investments in "Canadian Income Equities" will be, under normal market conditions, between 10% and 20% of its Managed Assets. Canadian Income Equities are the successor companies to Canadian income trusts, which are qualified income trusts designated by the Canada Revenue Agency that derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resources.

                      Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

                      The Fund's investment objective and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding voting securities" of the Fund provided that the holders of the voting securities of the Fund receive at least 60 days prior notice of any change. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.

DISTRIBUTIONS ......  The Fund intends to pay out substantially all of its distributable cash flow ("DCF"), generally consisting of
                      (i) cash and paid in kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Dividends to Common Shareholders relating to in kind dividends or distributions received by the Fund on its investments, including I-Shares, which represent an ownership interest of an MLP issued by an affiliated party, will be paid in cash or additional Common Shares of the Fund. See "The Fund's Investments--Portfolio Composition--MLP I-Shares." Unless a shareholder elects to receive distributions in cash, distributions will be used to purchase additional Common Shares of the Fund. See "Dividend Reinvestment Plan."

                      Due to the tax treatment under current law of cash distributions in excess of income made by MLPs in which the Fund may invest, a portion of distributions the Fund anticipates making to Common Shareholders likely will consist of a return of capital. To the extent that distributions exceed the Fund's earnings and profits, such distributions are generally not treated as taxable income for the investor. Instead, the Fund's Common Shareholders will experience a reduction in the basis of their shares, which may increase the capital gain, or reduce capital loss, realized upon the sale of such shares. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder requires the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if the Fund's capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. A "return of capital" represents the return of a shareholder's original investment in the Fund's Common Shares, and should not be confused with a dividend from profits and earnings. Upon the sale of Common Shares, Common Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Shareholder and the shareholder's federal income tax basis in Common Shares sold, as adjusted to reflect return of capital. Accordingly, Common Shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund's income. See "Tax Matters."

                      Under normal market conditions, the Fund intends to make payment of substantially all DCF to Common Shareholders on an annual basis. The Fund's initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Subsequent distributions will be paid each month out of DCF, if any. There is no assurance that the Fund will make regular distributions.

HEDGING AND
STRATEGIC
TRANSACTIONS .......  The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to reduce the risks of the Fund including, without limitation, interest rate, currency, credit and equity security price risk, to reduce interest rate risks arising from any use of leverage, to facilitate portfolio management or for other purposes to the extent the Sub-Advisor determines that the use of such hedging and strategic transactions is consistent with the Fund's investment objective and policies and applicable regulatory requirements. Collectively, these transactions referred to above are "Strategic Transactions." Certain Strategic Transactions may be considered a form of economic leverage on the Fund's portfolio and may be subject to the risks associated with the use of leverage. See "Risks--Leverage Risk" below.

                      The Fund currently expects to write (or sell) covered call options on up to 35% of its Managed Assets. Such call options would give the option holders the right, but not the obligation, to purchase common equity at a specified price (the "strike price") on one or more future dates (each, an "exercise date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the market price for the underlying common equity and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. See "Risks--Covered Call Options Risk" below.

                      In addition to writing (selling) covered call options, the Fund currently expects to enter into interest rate swaps as a principal part of its investment strategy. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). Interest rate swaps will allow the Sub-Advisor to potentially manage the interest rate profile of the Fund's portfolio. See "Risks--Interest Rate Swaps Risk."

                      See "The Fund's Investments--Investment Practices-- Strategic Transactions" in this prospectus below and "Other Investment Policies and Techniques--Strategic Transactions" in the SAI for more information about Strategic Transactions and their associated risks.

TAX MATTERS ........  Fund Status. The Fund will be taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state, local and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"), in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its expected investment of a substantial portion of its Managed Assets in MLPs invested in energy assets. As a result, the Fund is obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. Due to the entity-level income taxes payable by the Fund, Common Shareholders of the Fund will likely receive lower distributions than if they invested directly in the same MLPs in which the Fund invests. However, as discussed below, the Fund expects that a portion of the distributions it receives from MLPs will likely be treated as a return of capital. For purposes of computing net asset value, the Fund accrues deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a return of capital as well as capital appreciation of its investments. The Fund relies to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. The taxation of Fund distributions is discussed further under "Tax Matters."

                      Fund Assets.

                        o Investments in MLPs. The Fund will invest primarily in MLPs and MLP-related entities. For purposes of this prospectus, an MLP is a limited partnership or a limited liability company that is treated as a partnership for federal income tax purposes. The benefit the Fund derives from its investment in MLPs is largely dependent on MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP generally has no income tax liability on MLP qualified income at the entity level. As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by non-cash tax deductions such as depreciation and depletion. The Fund will incur a current tax liability on its income allocation from an MLP not offset by tax deductions. The Fund's tax basis in its MLP units would be increased by the income allocated from an MLP, and then reduced by all distributions from the MLP (including any distributions in excess of allocated income), which would either increase the Fund's taxable gain or reduce the Fund's loss recognized upon the sale of such MLP units. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held by the Fund could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. Certain energy related deductions are also not allowed for alternative minimum tax purposes, which may cause the Fund to be subject to the alternative minimum tax depending upon the nature of the assets of the MLPs. A reduction in the percentage of income offset by tax deductions or an increase in sales of the Fund's MLP holdings that result in capital gains will reduce that portion of the Fund's distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in reduced Fund distributions and lower after-tax distributions to the Fund's Common Shareholders.

                        o Investments in Other Securities. The Fund may also invest in equity and debt securities of companies that are organized and/or taxed as corporations. Interest and dividend payments received by the Fund with respect to such securities generally are included in the Fund's corporate taxable income in the year in which they are received, although the Fund may qualify for the dividends-received deduction with respect to dividends on certain of the equity securities owned by the Fund.

                      Shareholder Tax Aspects.

                        o Current Distributions on Shares. Common Shareholders of the Fund hold Common Shares of a Massachusetts business trust which has elected for federal income tax purposes to be taxed as a corporation. There is a significant difference, for federal income tax purposes, between owning common shares of a taxable entity treated as a corporation for federal income tax purposes (such as the Fund) versus owning partnership interests in the MLPs in which the Fund invests. Common Shareholders of the Fund will be subject to potential income tax only if the Fund pays out distributions to Common Shareholders. Depending on the nature of the distribution made by the Fund, the tax character of such distribution to Common Shareholders will vary. Distributions made from current and accumulated earnings and profits of the Fund will be taxable to Common Shareholders as dividend income. Certain qualified dividend income received by individual shareholders would be taxed at long-term capital gains rates, which reach a maximum of 23.8% (including a 3.8% tax on net investment income above a certain threshold). Distributions that are in an amount greater than the

                            Fund's current and accumulated earnings and profits will represent a return of capital to the extent of a Common Shareholder's basis in its Common Shares, and such distributions would correspondingly reduce the Common Shareholder's basis in its Common Shares. A reduction in the Common Shareholder's basis would potentially increase the Common Shareholder's gain (or reduce the Common Shareholder's loss) recognized upon the sale of the Common Shares. Additionally, distributions that exceed a Common Shareholder's tax basis in its Common Shares will generally be taxed as gain. The past performance of MLPs indicates that a significant portion of the Fund's distributions to Common Shareholders will likely represent a return of capital. However, there can be no guarantee that the Fund's expectation regarding the tax character of its distributions will be realized or that the Fund will make regular distributions. See "Distributions" and "Tax Matters."

                        o Sale of Shares. Common Shareholders generally will recognize a gain or loss upon the sale of their Common Shares. Such gain or loss is equal to the difference between the Common Shareholder's federal income tax basis in its Common Shares sold (as adjusted to reflect return of capital) and the sale proceeds received by the Common Shareholder upon the disposition of Common Shares. As a general rule, the sale of a capital asset, like Common Shares, held for more than a year will result in a long-term capital gain or loss. See "Tax Matters."

BENEFITS IN
COMPARISON
WITH DIRECT
INVESTMENTS
IN MLPS ............  The Fund seeks to provide a method for investing in MLPs,
                      MLP-related entities and other energy sector and energy utilities companies. Some of the benefits of investing in the Fund as opposed to directly investing in MLPs include:

                        o The Fund provides, through a single investment vehicle, an investment in a portfolio of a number of MLPs, MLP-related entities and other energy sector and energy utilities companies;

                        o Direct investors in MLPs receive a partnership statement (a Form K-1 statement) from each MLP they own and may be required to file income tax returns in each state in which the MLPs operate. Common Shareholders will receive a single Form 1099 and will only be required to file income tax returns in states in which they would ordinarily file; and

                        o Income received by tax-exempt investors, including employee benefit plans and IRA accounts, from MLPs is generally treated as unrelated business taxable income ("UBTI"), whereas distributions these investors receive from an entity treated for federal income tax purposes as a corporation (such as the Fund) will generally not be treated as UBTI, unless the stock is debt-financed.

LEVERAGE
PROGRAM ............  Pursuant to the provisions of the 1940 Act, the Fund may borrow or issue notes in an amount up to 33-1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund's total assets (including the proceeds from leverage).

                      Subject to market conditions, within approximately three months after completion of this offering, the Fund intends to establish a structural leverage program. The Fund initially anticipates that it will utilize leverage, through Borrowings, in an aggregate amount of approximately 25% of the Fund's Managed Assets. It is expected that these Borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. The Fund will not be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets.

                      Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then-current interest rate or dividend rate and other costs on the Preferred Shares and/or Borrowings, the Fund will generate more return or income than will be needed to pay such dividends or interest payments and other costs. In this event, the excess will be available to pay higher dividends to Common Shareholders. Preferred Shares, if issued, may pay dividends based on short-term rates, which may be reset frequently.

                      The use of leverage will leverage your investment in the Common Shares. When leverage is employed, the net asset value ("NAV") and market price of the Common Shares and the yield to Common Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. There is no assurance that a leverage strategy will be utilized by the Fund or that, if utilized, will be successful. See "Risks--Leverage Risk."

                      If the Fund uses leverage, associated costs, if any, will be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares. Costs associated with any Borrowings may include legal fees, audit fees, structuring fees, commitment fees, and a usage (borrowing) fee. During periods when the Fund is using leverage, the fees paid to the Advisor and the Sub-Advisor will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets obtained through leverage.

                      Certain of the Strategic Transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage. See "Leverage Program" and "The Fund's Investments--Investment Practices--Strategic Transactions" below.

CUSTODIAN,
ADMINISTRATOR,
FUND ACCOUNTANT AND
TRANSFER AGENT .....  The Fund has retained The Bank of New York Mellon as custodian and BNY Mellon Investment Servicing (US) Inc. as administrator, fund accountant and transfer agent for the Fund. The Advisor and the Board of Trustees will be responsible for overseeing the activities of the custodian, administrator, fund accountant and transfer agent. See "Custodian, Administrator, Fund Accountant and Transfer Agent."

LISTING ............. The Fund's Common Shares have been approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "FPL."

CLOSED-END
STRUCTURE ..........  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                      Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares of the Fund being greater than, less than or equal to, NAV.

                      The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to their NAV and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open-market repurchases or tender offers for the Common Shares at or near NAV or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. Investors should assume that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

SPECIAL RISK
CONSIDERATIONS .....  Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks." For purposes of the "Special Risk Considerations" and "Risks" sections of this prospectus, the MLPs, MLP-related entities and other energy sector and energy utilities companies in which the Fund may invest are collectively referred to as "Energy Portfolio Companies."

                      No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

                      Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which will be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle. An investment in the Common Shares should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objective as well as the Common Shareholder's other investments when considering an investment in the Fund.

                      Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                      Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                      In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

                      Potential Conflicts of Interest Risk. First Trust Advisors, Energy Income Partners and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Energy Income Partners currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, First Trust Advisors, Energy Income Partners and the Fund's portfolio managers must allocate their time and investment ideas across multiple funds and accounts. First Trust Advisors, Energy Income Partners and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                      The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Energy Income Partners which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

                      There is no guarantee that the policies and procedures adopted by First Trust Advisors, Energy Income Partners and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Energy Income Partners may manage or advise from time to time. For further information on potential conflicts of interest and the terms of each of the investment management agreement between First Trust Advisors and the Fund (the "Investment Management Agreement") and the sub-advisory agreement among First Trust Advisors, Energy Income Partners and the Fund (the "Sub-Advisory Agreement"), see "Investment Advisor" and "Sub-Advisor" in the SAI.

                      MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

                      Furthermore, the structures and terms of the MLPs and other entities described in this prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the energy sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors. In addition, certain conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit quarterly distributions that exceed specified threshold levels above an established minimum amount ("minimum quarterly distribution" or "MQD"). Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

                      The MLPs in which the Fund intends to invest will primarily be in the energy sector. See "--Investment Concentration Risk."

                      Investment Concentration Risk. The Fund's investments will be concentrated in the group of industries that are part of the energy sector, with a particular focus on energy sector MLPs and MLP-related entities. The Fund will additionally invest in MLP-related entities and other companies in the energy sector and energy utilities industries. Although the Fund intends to invest in Energy Portfolio Companies that are weighted towards non-cyclical, fee-for-service revenues, these companies may nonetheless have segments of their respective businesses that are exposed to cyclical assets and, therefore, risks associated with such cyclical assets are also discussed below in addition to those risks associated with non-cyclical, fee-for-service revenues. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include the following:

                        o Commodity Pricing Risk. Energy Portfolio Companies may be directly affected by energy commodity prices, especially those Energy Portfolio Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of Energy Portfolio Companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Energy Portfolio Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

                        o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Portfolio Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Energy Portfolio Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

                        o Lack of Diversification of Customers and Suppliers. Certain Energy Portfolio Companies depend upon a limited number of customers for substantially all of their revenue. Similarly, certain Energy Portfolio Companies depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such Energy Portfolio Companies' results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

                        o Depletion and Exploration Risk. Energy Portfolio Companies also engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these Energy Portfolio Companies.

                        o Regulatory Risk. The energy sector and energy utilities industries are highly regulated. Energy Portfolio Companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process may be declared hazardous (sometimes retroactively) by a regulatory agency which could unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Portfolio Companies.

                        o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of Energy Portfolio Companies. Rising interest rates may increase an Energy Portfolio Company's cost of capital, which would increase operating costs and may reduce an Energy Portfolio Company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy sector and energy utilities company shares as the yields on alternative investments increase.

                        o Acquisition or Reinvestment Risk. The ability of Energy Portfolio Companies to grow and to increase distributions to their equityholders can be dependent in part on their ability to make acquisitions or find organic projects that result in an increase in adjusted operating cash flow. In the event that Energy Portfolio Companies are unable to make such accretive acquisitions/projects either because they are unable to identify attractive acquisition/project candidates or negotiate acceptable purchase contracts or because they are unable to raise financing on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions may be hindered. Furthermore, even if

                            Energy Portfolio Companies do consummate acquisitions/projects that they believe will be accretive, the acquisitions/projects may in fact turn out to result in a decrease in adjusted operating cash flow. Any acquisition/project involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

                        o Affiliated Party Risk. Certain Energy Portfolio Companies may be dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors of such entities to satisfy their payments or obligations would impact the Energy Portfolio Company's revenues and cash flows and ability to make distributions.

                        o Weather Risk. Weather plays a role in the seasonality of some Energy Portfolio Companies' cash flows. Energy Portfolio Companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane Energy Portfolio Companies experience decreased demand for their product. Although most Energy Portfolio Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an Energy Portfolio Company from the unpredictability of the weather. Further, climate change may result in increases in the frequency and severity of adverse weather events. The damage done by extreme weather also may serve to increase many Energy Portfolio Companies' insurance premiums.

                        o Catastrophe Risk. The operations of Energy Portfolio Companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Portfolio Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

                        o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect Energy Portfolio Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

                        o Technology Risk. Some Energy Portfolio Companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by Energy Portfolio Companies may not result in viable methods or products. Energy Portfolio Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Energy Portfolio Companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in Energy Portfolio Companies may be considerably more volatile than that in more established segments of the economy.

                        o Industry Specific Risk. Energy Portfolio Companies are also subject to risks that are specific to the industry they serve.

                            o Midstream MLPs and other Energy Portfolio Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

                            o Propane companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

                            o Energy Portfolio Companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. Energy Portfolio Companies with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

                            o Energy Portfolio Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies' financial condition and ability to pay distributions to shareholders.

                            o Marine shipping (or "tanker") companies are exposed to many of the same risks as other Energy Portfolio Companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company's earnings. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

                      Energy Utilities Companies Risk. A variety of factors may adversely affect the business or operations of companies in the energy utilities industries, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utilities services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies; the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive minerals and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards. See "Risks--Energy Utilities Companies Risk."

                      Cash Flow Risk. A substantial portion of the cash flow received by the Fund will be derived from its investment in equity securities of Energy Portfolio Companies. The amount of cash an Energy Portfolio Company has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the Energy Portfolio Company's operations. Cash available for distribution varies from month to month and is largely dependent on factors affecting the Energy Portfolio Company's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

                      MLP and Deferred Tax Risk. Much of the benefit the Fund derives from its investments in equity securities of MLPs is a result of MLPs generally being treated as partnerships for United States federal income tax purposes. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP's current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as a corporation for United States federal income tax purposes, the value and after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

                      As a limited partner in the MLPs in which it may invest, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by non-cash tax deductions such as depreciation and depletion. The Fund will incur a current tax liability on its income allocation from an MLP not offset by tax deductions. The Fund's tax basis in its MLP units would be increased by the income allocated from an MLP, and then reduced by all distributions from the MLP (including any distributions in excess of allocated income), which would either increase the Fund's taxable gain or reduce the Fund's loss recognized upon the sale of such MLP units. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held by the Fund could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in an increased current tax liability to the Fund. Certain energy related deductions are also not allowed for alternative minimum tax purposes, which may cause the Fund to be subject to the alternative minimum tax depending upon the nature of the assets of the MLPs. A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund's MLP holdings that result in capital gains will reduce that portion of the Fund's distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in reduced Fund distributions and lower after-tax distributions to the Fund's Common Shareholders.

                      The Fund will accrue deferred income taxes for its future tax liability associated with the difference between the Fund's tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund's sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

                      Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the Energy Portfolio Companies in which the Fund invests. Any such changes could negatively impact the Fund and its Common Shareholders.

                      Non-U.S. Securities Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund intends to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund's securities and the unrealized appreciation or depreciation of investments.

                      Delay in Investing the Proceeds. Although the Fund currently intends to invest the proceeds from the sale of the Common Shares as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for Energy Portfolio Company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of the offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in Energy Portfolio Company securities. As a result, the return and yield on the Common Shares in the year following the issuance of Common Shares may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

                      Equity Securities Risk. MLP units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and other Energy Portfolio Companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                      Certain of the Energy Portfolio Companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller Energy Portfolio Companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Portfolio Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Portfolio Companies may be less liquid than those of larger Energy Portfolio Companies and may experience greater price fluctuations than larger Energy Portfolio Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

                      MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

                      Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings ("IPOs") are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund's investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

                      Canadian Income Equities Risk. The Fund currently expects that its investments in Canadian Income Equities will be, under normal market conditions, between 10% to 20% of its Managed Assets. Canadian Income Equities share many of the risks inherent in investing in equity securities and are also subject to the risks specific to the energy sector and energy utilities industries described above. In many circumstances, the Canadian Income Equities in which the Fund may invest have limited operating histories. The value of Canadian Income Equities in which the Fund may invest are influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry. The Canadian tax treatment of certain income that allowed income to flow through to investors and be taxed only at the individual level changed beginning in 2011. In general, Canada now imposes a withholding tax on the distributions as if the distributions were dividends. The distribution tax could have a material impact on the current market value of Canadian Income Equities and could limit cash distributions to the Fund.

                      Debt Securities Risk. Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Share price or its overall return.

                      Below Investment Grade Securities Risk. The Fund may invest up to 20% of its Managed Assets in debt securities of Energy Portfolio Companies, including certain below investment grade securities. Below investment grade debt securities are commonly referred to as "high yield" or "junk" bonds. Below investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Below investment grade securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof.

                      Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common Shareholders including:

                        o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                        o the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                        o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                        o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and the sub-advisory fee payable by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage because the definition of "Managed Assets" includes the proceeds of leverage.

                      There is no assurance that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed by the Fund's Board of Trustees to outweigh any current reduced return. See also "Other Investment Policies and Techniques--Strategic Transactions" in the SAI for more information about Strategic Transactions in which the Fund may enter that give rise to a form of financial leverage and the associated risks.

                      Covered Call Options Risk. There are various risks associated with the Fund writing (or selling) covered call options. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of covered call options may limit the Fund's ability to benefit from the full upside potential of its investment strategies.

                      The value of call options written by the Fund, which will be priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

                      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or The Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) the decision of one or more exchanges at some future date to discontinue the trading of options (or a particular class or series of options) for economic or other reasons. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange would continue to be exercisable in accordance with their terms.

                      To the extent that the Fund utilizes unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

                      The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of options might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

                      The Fund's covered call options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of covered call options that the Fund may write may be affected by options written by other investment advisory clients of the Advisor, Sub-Advisor or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

                      Interest Rate Swaps Risk. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps could enhance or harm the overall performance of the Common Shares. For example, the Fund may utilize interest rate swaps in connection with the Fund's use of leverage. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings.

                      Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of leverage.

                      Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of market interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transactions. Early termination of a swap could result in a termination payment by or to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the amount required to make payment on each of the Fund's swap transactions if the Fund were to exit its positions in such transactions immediately and was required to mark to market.

                      Competition Risk. A number of alternatives as vehicles for investment in a portfolio of Energy Portfolio Companies currently exist, including other publicly-traded investment companies, structured notes and private funds. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact the Fund's ability to make distributions.

                      Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                      Liquidity Risk. Although common units of MLPs, I-Shares of MLP-related entities, and common stock of certain other Energy Portfolio Companies trade on the NYSE, NYSE MKT, and NASDAQ, certain securities may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, Strategic Transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices. See "The Fund's Investments--Investment Philosophy and Process."

                      Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain Energy Portfolio Companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund's portfolio and to determine the tax character of distributions to Common Shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund would likely fluctuate. See "Net Asset Value."

                      Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the NAV and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time.

                      Recent Market and Economic Developments. Over the past several years global financial markets experienced periods of unprecedented turmoil, which contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, a return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of Energy Portfolio Companies to sustain their historical distribution levels, which in turn, may adversely affect the Fund. Energy Portfolio Companies that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the energy sector is dependent on several factors, including the continued recovery of the financial sector, the general economy and the commodity markets. The Advisor and Sub-Advisor do not know how long the financial markets will continue to be affected by these recent events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities in the Fund's portfolio.

                      Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Code. Accordingly, while Section 12(d)(3) of the 1940 Act prohibits the Fund from making certain investments, there are no diversification-specific regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities held by the Fund. As of December 31, 2013, there were approximately 101 publicly traded MLPs with a market capitalization of approximately $440 billion. The Fund intends to select its MLP investments from this small pool of issuers.

                      Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

                      Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

                      Secondary Market for the Fund's Common Shares. The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                            SUMMARY OF FUND EXPENSES

   The purpose of the table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table assume that the Fund issues 11,250,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, expenses would increase. The table assumes the use of leverage in the form of bank loan facilities in an amount equal to 25% of the Fund's Managed Assets, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The "Other expenses" shown in the table are based on estimated amounts for the current fiscal year.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load paid by Common Shareholders (as a percentage of offering price) ......................    4.50%
     Offering expenses borne by Common Shareholders (as a percentage of offering price)...............    0.20%(1)(2)
     Dividend reinvestment plan fees..................................................................     None(3)

                                                                                              PERCENTAGE OF NET ASSETS
                                                                                            ATTRIBUTABLE TO COMMON SHARES
                                                                                            (ASSUMES BORROWINGS ARE USED)
                                                                                            -----------------------------
ANNUAL EXPENSES
     Management fees(4) ..............................................................................    1.33%
     Interest on borrowed funds(5)....................................................................    0.48%
     Current income tax expenses......................................................................    0.00%
     Deferred income tax expenses(6)..................................................................    0.00%
     Other expenses...................................................................................    0.33%
                                                                                                          -----
     Total annual expenses............................................................................    2.14%
                                                                                                          =====


EXAMPLE

   Common Shareholders would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, (ii) a sales load of $45 and estimated offering expenses of $2, (iii) the Fund issues 11,250,000 Common Shares, (iv) total annual expenses of 2.14% of net assets attributable to the Common Shares in years one through ten and (v) reinvestment of all dividends and distributions at net asset value.

         1 YEAR           3 YEARS          5 YEARS          10 YEARS
         ------           -------          -------          --------
          $68              $111             $157              $283

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

----------

   (1) The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. Assuming the Fund issues 11,250,000 Common Shares ($225,000,000), the Fund's offering costs are estimated to be $584,230. The Fund, and therefore Common Shareholders, will bear up to $450,000 or approximately $0.04 per Common Share of such estimated expenses, and the Advisor and the Sub-Advisor will bear any expenses above that amount.

   (2) The Advisor and the Sub-Advisor (and not the Fund) will pay certain qualifying Underwriters structuring and syndication fees. See "Underwriters."

   (3) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders, to sell your Common Shares held in a dividend reinvestment account.

   (4) Represents the aggregate fee payable to the Advisor, including the amount payable by the Advisor to the Sub-Advisor.

   (5) Interest on borrowed funds is based upon assumed borrowings of $71,475,000 at an annual interest rate of 1.44%.

   (6) As of the date of this prospectus, the Fund has not commenced operations. Because it cannot be predicted whether the Fund will incur a benefit or liability in the future, a deferred income tax expense of 0.00% has been assumed.

                                    THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on October 15, 2013, as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 187 Danbury Road, Wilton, Connecticut 06897, and its telephone number is (630) 765-8000. Investment in the Fund involves certain risks and special considerations. See "Risks."

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$     ($     if the Underwriters exercise the over-allotment option in full)
after payment of the estimated offering costs. The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objective and policies within 45 to 60 days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

   The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to Common Shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund will seek to provide its Common Shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in MLPs and MLP-related entities in the energy sector and energy utilities industries that are weighted towards non-cyclical, fee-for-service revenues, rather than companies that primarily operate price or volume driven assets that are cyclical in nature. These investments in which the Sub-Advisor intends to invest are represented by assets comprised of interstate pipelines, intrastate pipelines with long-term contacts, power generation assets, storage and terminal facilities with long-term contracts and regulated power transmission and distribution assets. Due to the tax treatment under current law of cash distributions in excess of income made by MLPs to their investors (such as the Fund), the Fund believes that a portion of the distributions it receives from MLP investments may be tax deferred, thereby increasing cash available for distribution by the Fund to its Common Shareholders. There can be no assurance that the Fund will achieve its investment objective.

   As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. The Fund considers investments in "MLP-related entities" to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. These MLP-related entity investments generally take the form of securities of entities holding primarily general partner or managing member interests in MLPs and securities that represent indirect investments in MLPs, including I-Shares and collective investment vehicles (i.e., exchange-traded funds and other registered funds) that primarily hold MLP interests. The Fund considers investments in the "energy sector" to include companies that derive more than 50% of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, NGLs (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under GICS. The Fund considers investments in "energy utilities" to include companies that derive more than 50% of their revenues or operating income from providing products, services or equipment for the generation, transmission, distribution or sale of electricity or gas and such other companies within the electric, gas, independent power producers and multi-utilities industries as classified under GICS.

   The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If cash distributions from an MLP exceed the taxable income reported in a particular tax year, a portion of the excess cash distribution would not be treated as income to the Fund in that tax year but would rather be treated as a return of capital for federal income tax purposes to the extent of the Fund's basis in its MLP units. The Fund's tax basis in its MLP units is the amount paid for the units, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions received by the Fund, by the Fund's allocable share of net losses and by reductions in the Fund's allocable share of the MLP's debt, if any. Thus, although cash distributions in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. The Fund expects to distribute cash in excess of its earnings and profits to Common Shareholders, which will likely be treated as a return of capital to the extent of the Common Shareholders' basis in the Common Shares. See "Distributions" and "Tax Matters."

   The Fund's investment objective and investment restrictions listed in the SAI are considered fundamental and may not be changed without the approval of the holders of a "majority of the outstanding voting securities" of the Fund, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding voting securities," provided that the holders of the voting securities of the Fund receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less (a "Majority Shareholder Vote").

   Under normal market conditions, the Fund, as a non-fundamental policy, will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that the Fund's Sub-Advisor believes offer opportunities for growth and income.

   The Fund has adopted the following additional non-fundamental policies:

      o Under normal market conditions, the Fund will invest at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Equity securities currently consist of common units and subordinated units of MLPs, I-Shares, which represent an ownership interest of an MLP issued by an affiliated party, and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs, and convertible securities that are in the money (i.e., the conversion price is less than the price of the underlying stock) and immediately convertible into equity securities of such entities. MLP common units are typically listed and traded on U.S. securities exchanges, including the NYSE and NASDAQ. The Fund will purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements and initial public offerings. See "Risks-- Risks Associated with an Investment in Initial Public Offerings."

      o The Fund may invest up to 20% of its Managed Assets in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy sector and energy utilities companies. See "Risks--Restricted Securities."

      o The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs, MLP related entities and other energy sector and energy utilities companies, including certain securities rated below investment grade. Below investment grade debt securities in which the Fund may invest will be rated at least "B3" by Moody's and at least "B-" by S&P at the time of purchase, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. Below investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. See "Risks--Below Investment Grade Securities Risk."

      o The Fund will not invest more than 15% of its Managed Assets in any single issuer.

      o The Fund will not engage in short sales, except in connection with the execution of its covered call options strategy and except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of leverage or market risks associated with the Fund's portfolio.

      o The Fund may invest up to 30% of its Managed Assets in non-U.S. securities and may hedge the currency risk of the non-U.S. securities using Strategic Transactions. Non-U.S. securities are securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities. Currently, the Sub-Advisor expects a majority of the Fund's investments in non-U.S. securities to be securities of Canadian issuers. See "Risks--Non-U.S. Securities Risk" below and "Other Investment Policies and Techniques--Strategic Transactions" in the SAI.

   To generate additional income, the Fund currently expects to write (or sell) covered call options on up to 35% of its Managed Assets. See "--Investment Practices--Strategic Transactions."

   The Fund currently expects that its investments in Canadian Income Equities will be, under normal market conditions, between 10% to 20% of its Managed Assets.

   Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

   For a more complete discussion of the Fund's portfolio composition, see "--Portfolio Composition."

INVESTMENT OPPORTUNITIES

   The Sub-Advisor believes that the expansion of energy production in North America has created a need to expand and rebuild energy infrastructure. This expansion is coinciding with investors' renewed demand for equity income not tied to the economic or financial cycle, resulting in the creation of new MLPs and other high dividend paying energy sector companies in North America that provide investors with an attractive alternative to fixed income with the opportunity for growth, while providing the energy sector with a means to finance this infrastructure build out. Much of the opportunities in higher payout energy infrastructure are in the form of MLPs. The Sub-Advisor believes that this investment opportunity is difficult for many large investors to take advantage of, which has left these securities largely in the hands of retail investors. Non-taxable investors, such as pension funds and endowments, have not historically owned significant portions of these securities because MLPs can generate a substantial amount of "unrelated business taxable income," or UBTI, which can be disadvantageous to such institutions. In addition, for tax years beginning on or before October 22, 2004, MLPs represented non-qualifying income for mutual funds. Prior to the rapid growth of these asset classes over the last few years, MLPs were considered too small for most large investor allocations. As a result, the Sub-Advisor believes the combination of the lack of institutional investment and the growth in size of these asset classes has made this an attractive investment universe.

   The Sub-Advisor also believes certain investments in energy sector companies are characterized by non-cyclical fee-for-service revenues (unlike oil and gas exploration, development and production and petroleum refining). Also, unlike certain other segments of the energy sector, the sustaining capital requirements for pipelines, storage and other infrastructure is low. The Sub-Advisor believes that these two characteristics make energy infrastructure assets a good match for investors who desire steady income that has the ability to grow.

   Much of the pipeline and storage infrastructure currently owned by MLPs, MLP-related entities and other energy sector and energy utilities companies was built many years ago by the major oil companies and pipeline and power utilities. Over the years, these assets have been sold off to fund projects with higher risk such as oil drilling, unregulated power generation or energy trading. The result is that MLPs now own a significant portion of those legacy assets.

   As oil and gas production in the U.S. continues to rise, new technologies have made long known resources economic, even at lower prices. The resulting higher margins for oil and gas drilling have made the oil and gas production companies more willing to guarantee solid returns for long-term contracts to pipeline owners as an incentive to add capacity so they can deliver their oil and gas to market more quickly. In essence, certain MLPs, MLP-related entities and other energy sector and energy utilities infrastructure companies have an increased ability to "lock-in" the attractive economics of today's energy industry.

INVESTMENT PHILOSOPHY AND PROCESS

   Investment Philosophy. The Sub-Advisor believes that the non-cyclical assets that best support a high-payout ratio are those with steady, fee-for-service businesses with relatively low sustaining capital obligations. In the energy sector and energy utilities industries, such fee-for-service assets are comprised of interstate pipelines, intrastate pipelines with long-term contracts, power generation assets, storage and terminal facilities with long-term contracts and regulated power transmission and distribution assets. By contrast, the Sub-Advisor will seek to limit the cyclical energy exposure of the portfolio. The Sub-Advisor believes that portfolio investments in oil and gas exploration, development and production are less well suited for the Fund because the cash flows from these investments are cyclical in nature, being driven by commodity prices, and because oil and gas assets are resource assets that diminish in value over time due to depletion, extraction or removal.

   The Sub-Advisor believes that a professionally managed portfolio of consistently high dividend paying MLPs, MLP-related entities and other energy sector and energy utilities companies, including Canadian Income Equities, in non-cyclical segments offers an attractive balance of growth and income. The Sub-Advisor believes the use of rigorous investment research and analytical tools, along with conservative portfolio construction used to identify appropriate non-cyclical energy sector and energy utilities company investments, provides a value added service to the individual investor making an investment in the Common Shares of the Fund.

   The Sub-Advisor seeks securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Sub-Advisor's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. While the Sub-Advisor maintains an active dialogue with several research analysts in the energy sector and energy utilities industries, the Sub-Advisor's primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by its in-house investment analysts. To determine whether a company meets its criteria, the Sub-Advisor generally considers, among other things, a proven track record, a strong record of distribution or dividend growth, solid ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure, and management team.

   Investment Process. The Sub-Advisor utilizes a three step investment process for the Fund. The first step is for the Sub-Advisor to define a universe of companies in the energy sector and energy utilities industries that have high dividend payout ratios and/or are involved in the energy infrastructure business. In general, the Sub-Advisor will seek energy sector and energy utilities companies weighted towards:

      o regulated monopoly or monopoly-like assets (i.e., companies that own unique assets that provide for a sustainable competitive advantage due to control of location);

      o non-cyclical cash flows (i.e., companies that have most or all of their assets in businesses whose revenues tend not to fluctuate with commodity prices and tend to be less sensitive to changes in the economic cycle);

      o fee-for-service revenues (i.e., companies that have most or all of their assets in businesses whose revenues are not tied to changes in commodity prices and/or volumes actually shipped through or stored in their facilities); and

      o cost escalators (i.e., companies that have most or all of their assets in businesses whose revenues and/or margins can be adjusted to compensate for changes in the company's costs).

   The second step is for the Sub-Advisor to identify, among this universe, companies that pass a quality threshold established by the Sub-Advisor. The Sub-Advisor utilizes both quantitative aspects to measuring quality, such as the stability of cash flows, returns on invested capital, financial leverage and earnings coverage of dividends, as well as qualitative aspects, such as the confidence that the Sub-Advisor has in the company's management team and the quality of its assets. In its assessment of quality, the Sub-Advisor will not set aside a company's failure to qualify on quality criteria in instances even where it believes that the company has a low valuation.

   The third step of the Sub-Advisor's investment process is portfolio construction, where the Sub-Advisor determines the portfolio weighting of companies that have made it through the first two steps. As part of this portfolio construction, the Sub-Advisor will balance each position's expected rate of return against risks, limitations on position sizes and Fund portfolio limitations.

   A more detailed description of investment policies and restrictions and more detailed information about portfolio investments is contained in the Fund's SAI.

   Capital Discipline. The Sub-Advisor believes that successful investing in the energy sector and energy utilities industries requires strict capital spending discipline because the sector is capital intensive, mature and has low rates of overall growth. The Sub-Advisor believes there is a high correlation between rates of return and the portion of cash flow reinvested in the business - the lower the level of reinvestment, the higher the return. Capital spending discipline can result from careful prudent management or an agreement with shareholders to pay out most available free cash flow. The Sub-Advisor believes that companies paying out a large portion of their available free cash flow in the form of monthly or quarterly distributions or dividends--MLPs in the U.S., Canadian Income Equities in Canada, and pipeline companies and energy utilities in the U.S. and Canada--have a built-in capital spending discipline and provide an attractive investment universe from which to construct a portfolio. While growth opportunities are still available to these companies, they must go to the capital markets and justify to yield-sensitive shareholders the issuance of more equity and debt in order to fund those opportunities. The Sub-Advisor believes that this transparency tends to discourage acquisitions and new construction that would be dilutive to the dividend paying capability on existing shares and tends to encourage expenditures that are accretive. A high-payout ratio, however, brings with it an income obligation that the Sub-Advisor believes is matched by an expectation on the part of shareholders that such dividends will be steady. Retail investors that make up the bulk of the shareholder base of these securities have sold their shares when dividends or distributions have been cut or eliminated.

   Sub-Advisor Strengths. The Sub-Advisor has many years of experience investing in the energy sector. Combined, the four principals of Energy Income Partners have over 75 years of work experience in the energy sector, investment research, commodity trading and portfolio management. The Sub-Advisor believes that investment success in energy sector companies that operate infrastructure assets such as pipelines and storage facilities requires a working knowledge of the entire energy sector. In essence, it is the businesses the pipelines connect to, much more than the pipe itself, that determines financial success. That means knowledge of the oil and gas segment, refining and marketing, petrochemicals and natural gas processing and storage. It also means understanding price and cost competitiveness of competing fuels such as coal and nuclear as well as the impact of imports and global markets in the North American energy industry.

   In addition, the Sub-Advisor believes that the attractive characteristics of the energy infrastructure business can be materially enhanced by a rigorous application of investment research and portfolio construction tools. There is generally less research coverage of these companies than in other sectors of comparable size whose securities are owned by institutional investors. In addition, the Sub-Advisor believes that retail investors today are enjoying bond like yields from MLPs, MLP-related entities and energy sector and energy utilities companies and, as such, hold them as bond substitutes and pay little attention to the growth rates of the dividends and distributions. The Sub-Advisor believes this creates an opportunity to outperform the sector using such investment research and portfolio construction tools. Since the companies in this asset class are affected by virtually every phase of the energy business (even if they are not directly invested in every phase), the Sub-Advisor believes it is necessary to have a strong working knowledge of the business including oil and gas production and gathering, transportation, refining and marketing, gas liquids processing and fractionation, petrochemical demand and cost structure as well as the regulatory framework that regulates the industry.

PORTFOLIO COMPOSITION

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

   Master Limited Partnerships. For purposes of this prospectus, an "MLP" is a limited partnership or a limited liability company that is treated as a partnership for federal income tax purposes, the interests in which (known as units) are traded on securities exchanges or over-the-counter. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the entity must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide.

   MLPs typically are structured as limited partnerships and have two classes of interests--general partner interests and limited partner interests. Both classes of owners are governed by the terms of a limited partnership agreement establishing their respective rights with regard to the income and liabilities of the MLP. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP (typically up to 2% of total equity) and will be eligible to receive incentive distributions that increase based on specified profit targets attained by the MLP. Limited partners own the remainder of the MLP and have a limited role in the MLP's operations and management. Likewise, limited partners receive periodic distributions (usually quarterly) on a pre-tax basis until the unitholder sells its ownership interest in the MLP. MLPs often have two classes of limited partner interests--common units and subordinated units. Common units and general partner interests generally accrue arrearage rights to the extent certain distribution payment schedules are not met, but the subordinated units generally do not accrue such arrearages. The general partner of the MLP is typically owned by an energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights ("IDRs") of the MLP in addition to its general partner interest in the MLP.

   MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to the MQD. Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder of the IDR receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the MLP's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

   MLPs structured as limited liability companies also issue common and subordinated units. However, rights afforded to interest holders in a limited liability company (called "members") vary from those granted under the limited partnership ownership structure, in that limited liability company members typically have broader voting rights than limited partners in a limited partnership. Limited liability company common units represent an equity ownership interest in an MLP, entitling the holders to a share of the MLP's assets through distributions and/or capital appreciation. Limited liability company MLPs generally have only one class of equity, but in cases where there are subordinated classes, common unitholders generally have preferential distribution rights relative to rights held by subordinated unitholders, as well as arrearage rights if certain distribution payment schedules are not met. In the event of liquidation, limited liability company common unitholders have a right to the MLP's remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. Limited liability company common units may trade on a national securities exchange or over-the-counter. In contrast to limited partnerships, limited liability companies have no general or limited partner and often there are no incentive distribution rights, like those that most limited partnerships have, which entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, limited liability company common unitholders typically have voting rights with respect to the limited liability company, whereas limited partnership common unitholders generally have limited voting rights.

   MLPs currently operate primarily within the energy sector and includes the following MLPs:

      o Midstream MLPs: Midstream MLPs are engaged in the treating, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids (including propane, ethane, butane and natural gasoline), crude oil, refined petroleum products (including gasoline, diesel fuel and jet fuel), other hydrocarbon by-products and other energy resources and their by-products in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

      o Pipeline MLPs: Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

      o Processing MLPs: Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids. Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue.

      o Upstream MLPs: Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs. An Upstream MLP's cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids, crude oil and coal produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

      o Downstream MLPs: Downstream MLPs are businesses engaged in refining, marketing and other "end-customer" distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity.

      o Propane MLPs: Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves household energy needs, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season. Propane MLPs have utility type functions similar to electricity and natural gas.

      o Coal MLPs: Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical coal. The primary use of steam coal is for electrical generation, as a fuel for steam-powered generators by electrical utilities. The primary use of metallurgical coal is in the production of steel.

      o Marine transportation MLPs: Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs' vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

      o Natural resources MLPs: Natural resources MLPs include MLPs principally engaged in owning or developing non-energy natural resources, including timber and minerals.

      o Services MLPs: Services MLPs are engaged in the provision of services to energy-related businesses, such as oilfield services companies, which provide services to the petroleum exploration and production industry but do not produce or distribute petroleum themselves, gas compression companies and producers and providers of sand used in hydraulic fracturing.

   The Fund will generally seek to invest in MLPs with stable cash flows and other characteristics consistent with its investment objective. See "--Investment Philosophy and Process" above. Consistent with its investment objective, the Fund may invest in the equity securities issued by MLPs and MLP-related entities, including common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

   MLP Common Units. MLP common units represent a limited partnership interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions (such as changes in interest rates) and the success of an MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units typically have limited voting rights and, in most instances, have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated unit holders, but not debt holders or preferred unit holders, to the remaining assets of the MLP. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. MLPs also may issue new classes of units, such as class B units, that contain distinct structural modifications. For example, a new class of equity could be used to issue securities that do not receive a distribution for some specified period before converting into standard common units.

   MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, management teams, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. The Fund may purchase subordinated units directly from these persons. Subordinated units have similar limited voting rights as common units and are generally not listed on an exchange nor publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will generally receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units and other factors.

   MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate holding i-units receives distributions in the form of additional i-units in an amount equal to the cash distributions received by the holders of MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are typically listed and traded on the NYSE and the NYSE MKT.

   Energy Utilities Companies. Electric utilities and gas utilities (also called local distribution companies or "LDCs") deliver electricity and natural gas, respectively, to residential, industrial and commercial customers within specific geographic regions and are generally subject to the rules and regulations of federal and/or state agencies. Pursuant to their regulation, electric and gas utilities generate profits based on formulas as prescribed by the regulating agency or agencies and, as such, are less sensitive to movements in commodity prices and other macroeconomic factors than non-regulated entities. However, LDCs do generally generate less profits and cash flows during certain periods of abnormal weather conditions (i.e., warmer winters or cooler summers than typical) as the amount of electricity or gas they distribute is negatively affected by such weather events. Additionally, electric and gas utilities may own certain non-regulated businesses, including electric generation, oil and gas exploration and production, gas gathering and processing, and commodity marketing businesses. Electric and gas utilities are either owned by public investors or are public systems owned by local governments. Independent power producers sell the electricity that they generate to electric utilities and other load-serving entities (such as municipalities and electric cooperatives) by way of bilateral contracts or open power exchanges. The electric utilities and other load-serving entities, in turn, generally sell this electricity to industrial, commercial and residential customers. In the independent power producer industry, electricity is generated from a number of energy sources, including natural gas, coal, water, waste products such as biomass (e.g., wood, wood waste, agricultural waste), landfill gas, geothermal, solar and wind. Growth in electricity demand, environmental concerns, increasing electricity rates, technological advances and other concerns have prompted government policies that encourage the supply of electricity from independent power producers.

   Canadian Income Equities. Canadian Income Equities are the successor companies to income trusts, which are qualified income trusts designated by the Canada Revenue Agency that derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resources. The Fund currently expects that its investments in Canadian Income Equities will be, under normal market conditions, between 10% to 20% of its Managed Assets.

   Debt Securities. The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies, including certain securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least "B-" by S&P or "B3" by Moody's or a comparable rating by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders. In light of the risks of below investment grade securities, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

   Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares offered hereby are being invested, or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other short-term debt securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

INVESTMENT PRACTICES

   Strategic Transactions. The Fund may, but is not required to, enter into various Strategic Transactions to seek to reduce the risks of the Fund including, without limitation, interest rate, currency, credit and equity security price risk, to reduce interest rate risks arising from any use of leverage, to facilitate portfolio management or for other purposes to the extent the Sub-Advisor determines that the use of Strategic Transactions is consistent with the Fund's investment objective and policies and applicable regulatory requirements. Certain Strategic Transactions may be considered a form of economic leverage on the Fund's portfolio and may be subject to the risks associated with the use of leverage. See "Leverage Program" and "Risks--Leverage Risk" below. Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Sub-Advisor may seek to use such practices to further the Fund's investment objective, no assurance can be given that these practices, if used, will achieve this result.

   Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

   To generate additional income, the Fund currently expects to write (or sell) covered call options on up to 35% of its Managed Assets. Such call options would give the option holders the right, but not the obligation, to purchase common equity at a specified price (the "strike price") on one or more future dates (each, an "exercise date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common equity and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option will be "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. If an option written by the Fund expires unexercised, the Fund will realize on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund will realize a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Risks--Covered Call Options Risk" and "Tax Matters" below.

   In addition to writing (selling) covered call options, the Fund currently expects to enter into interest rate swaps as a principal part of its investment strategy. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of an obligation to make fixed rate payments for an obligation to make floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates. Interest rate swaps will allow the Sub-Advisor to potentially manage the interest rate profile of the Fund's portfolio. See "Risks--Interest Rate Swaps Risk" below. See also "Other Investment Policies and Techniques--Strategic Transactions" in the SAI for a more complete discussion of Strategic Transactions and their risks.

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 20% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income, reducing the funds available to pay distributions to the Fund's Common Shareholders. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."

                                LEVERAGE PROGRAM

   The Fund currently intends to seek to enhance the level of its current distributions through the use of leverage. The Fund may utilize leverage through the issuance of Preferred Shares and/or through Borrowings. These forms of leverage are known as structural leverage. The Fund initially anticipates that, under normal market conditions, it will employ structural leverage through Borrowings pursuant to a revolving credit facility established with a bank or other financial institution. Each form of structural leverage that may be used by the Fund is referred to herein as a "Leverage Instrument." The Fund is also permitted to employ portfolio leverage through the use of other portfolio techniques that have the economic effect of leverage. "Effective leverage" is the combination of the amount of structural leverage plus the amount of portfolio leverage. The Fund may, in the future, employ portfolio leverage through the use of Strategic Transactions and/or reverse repurchase agreements, which will not be considered Borrowings for purposes of the 1940 Act so long as the Fund has covered its commitments with respect to such Strategic Transactions and reverse repurchase agreements by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. Based upon current market conditions, it is expected that the Fund's initial use of leverage, through the use of Borrowings, will be approximately 25% of Managed Assets. The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed 50% of the Fund's Managed Assets. The Fund will not be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets.

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The terms of such Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act as described below. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

   Under the requirements of the 1940 Act, the Fund, immediately after any Borrowing, must have an "asset coverage" of at least 300% (33-1/3% of total assets). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Also under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on Preferred Shares the Fund may issue in the future, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Under current conditions, it is unlikely that the Fund will issue Preferred Shares.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will be senior to those of the Common Shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

   Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. Preferred Shares, if issued, would have complete priority over the Common Shares as to distribution of assets. The use of leverage would leverage the Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objective and policies. If Preferred Shares are issued, they may pay dividends based on short-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. Under current conditions, it is unlikely that the Fund will issue Preferred Shares. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The use by the Fund of reverse repurchase agreements effects a form of economic leverage because the proceeds derived from such reverse repurchase agreements may be invested in additional securities. See "The Fund's Investments--Investment Practices--Strategic Transactions" in this prospectus and "Other Investment Policies and Techniques--Strategic Transactions" in the SAI for more information about Strategic Transactions in which the Fund may enter that give rise to a form of financial leverage and the associated risks.

   The use of leverage involves special considerations. Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets, including proceeds from reverse repurchase agreements, if any, Borrowings for leverage and the issuance of Preferred Shares, if any. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor and the Sub-Advisor will be higher than if the Fund did not utilize a leveraged capital structure. See "Risks--Leverage Risk."

   Assuming that the leverage will represent approximately 25% of the Fund's Managed Assets and pay dividends or interest with respect to that leverage at an annual combined average rate of 1.44%, the return generated by the Fund's portfolio (net of estimated expenses) must exceed 0.36% in order to cover the dividend or interest payments specifically related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

   The table further reflects the issuance of leverage representing 25% of the Fund's Managed Assets, and the Fund's currently projected annual dividend or interest on its leverage of 1.44%.

     Assumed Portfolio Total Return (Net of Expenses) ............   (10)%       (5)%        0%        5%        10%
     Common Share Total Return ...................................  (13.81)%    (7.15)%    (0.48)%    6.19%    12.85%

   Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

                                     RISKS

   Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund.

NO OPERATING HISTORY

   The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

INVESTMENT AND MARKET RISK

   An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which will be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle. An investment in the Common Shares should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objective as well as the Common Shareholder's other investments when considering an investment in the Fund.

MARKET DISCOUNT FROM NET ASSET VALUE

   Shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

MANAGEMENT RISK AND RELIANCE ON KEY PERSONNEL

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

POTENTIAL CONFLICTS OF INTEREST RISK

   First Trust Advisors, Energy Income Partners and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Energy Income Partners currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, First Trust Advisors, Energy Income Partners and the Fund's portfolio managers must allocate their time and investment ideas across multiple funds and accounts. First Trust Advisors, Energy Income Partners and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Energy Income Partners which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

   There is no guarantee that the policies and procedures adopted by First Trust Advisors, Energy Income Partners and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Energy Income Partners may manage or advise from time to time. For further information on potential conflicts of interest and the terms of each of the Investment Management Agreement and the Sub-Advisory Agreement, see "Investment Advisor" and "Sub-Advisor" in the SAI.

MLP RISKS

   An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

   Furthermore, the structures and terms of the MLPs and other entities described in this prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the energy sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors. In addition, certain conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit quarterly distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

   The MLPs in which the Fund intends to invest will primarily be in the energy sector. See "--Investment Concentration Risk."

INVESTMENT CONCENTRATION RISK

   The Fund's investments will be concentrated in the group of industries that are part of the energy sector, with a particular focus on energy sector MLPs and MLP-related entities. The Fund will additionally invest in MLP-related entities and other companies in the energy sector and energy utilities industries. Although the Fund intends to invest in Energy Portfolio Companies that are weighted towards non-cyclical, fee-for-service revenues, these companies may nonetheless have segments of their respective businesses that are exposed to cyclical assets and, therefore, risks associated with such cyclical assets are also discussed below in addition to those risks associated with non-cyclical, fee-for-service revenues. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include the following:

      o Commodity Pricing Risk. Energy Portfolio Companies may be directly affected by energy commodity prices, especially those Energy Portfolio Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of Energy Portfolio Companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Energy Portfolio Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

      o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Portfolio Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Energy Portfolio Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

      o Lack of Diversification of Customers and Suppliers. Certain Energy Portfolio Companies depend upon a limited number of customers for substantially all of their revenue. Similarly, certain Energy Portfolio Companies depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such Energy Portfolio Companies' results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

      o Depletion and Exploration Risk. Energy Portfolio Companies also engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these Energy Portfolio Companies.

      o Regulatory Risk. The energy sector and energy utilities industries are highly regulated. Energy Portfolio Companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process may be declared hazardous (sometimes retroactively) by a regulatory agency which could unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Portfolio Companies.

          Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

          o the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

          o the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

          o the Resource Conservation and Recovery Act ("RCRA") and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

          o the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA," also known as "Superfund") and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by Energy Portfolio Companies or at locations to which they have sent waste for disposal.

          Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

          There is an inherent risk that Energy Portfolio Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Portfolio Companies. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Energy Portfolio Companies may not be able to recover these costs from insurance.

          Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

          In the wake of a Supreme Court decision holding that the United States Environmental Protection Agency (the "EPA") has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund's investments.

      o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of Energy Portfolio Companies. Rising interest rates may increase an Energy Portfolio Company's cost of capital, which would increase operating costs and may reduce an Energy Portfolio Company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy sector and energy utilities company shares as the yields on alternative investments increase.

      o Acquisition or Reinvestment Risk. The ability of Energy Portfolio Companies to grow and to increase distributions to their equityholders can be dependent in part on their ability to make acquisitions or find organic projects that result in an increase in adjusted operating cash flow. In the event that Energy Portfolio Companies are unable to make such accretive acquisitions/projects either because they are unable to identify attractive acquisition/project candidates or negotiate acceptable purchase contracts or because they are unable to raise financing on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions may be hindered. Furthermore, even if Energy Portfolio Companies do consummate acquisitions/projects that they believe will be accretive, the acquisitions/projects may in fact turn out to result in a decrease in adjusted operating cash flow. Any acquisition/project involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

      o Affiliated Party Risk. Certain Energy Portfolio Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors of such entities to satisfy their payments or obligations would impact the Energy Portfolio Company's revenues and cash flows and ability to make distributions.

      o Weather Risk. Weather plays a role in the seasonality of some Energy Portfolio Companies' cash flows. Energy Portfolio Companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane Energy Portfolio Companies experience decreased demand for their product. Although most Energy Portfolio Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an Energy Portfolio Company from the unpredictability of the weather. Further, climate change may result in increases in the frequency and severity of adverse weather events. The damage done by extreme weather also may serve to increase many Energy Portfolio Companies' insurance premiums.

      o Catastrophe Risk. The operations of Energy Portfolio Companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Portfolio Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

      o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect energy sector and Energy Portfolio Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

      o Technology Risk. Some Energy Portfolio Companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by Energy Portfolio Companies may not result in viable methods or products.

          Energy Portfolio Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Energy Portfolio Companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in Energy Portfolio Companies may be considerably more volatile than that in more established segments of the economy.

INDUSTRY SPECIFIC RISK

   Energy Portfolio Companies are also subject to risks that are specific to the industry they serve.

      o Midstream MLPs and other Energy Portfolio Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

      o Propane companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

      o Energy Portfolio Companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. Energy Portfolio Companies with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

      o Energy Portfolio Companies that own interstate pipelines are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies' financial condition and ability to pay distributions to shareholders.

      o Marine shipping (or "tanker") companies are exposed to many of the same risks as other Energy Portfolio Companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company's earnings. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

ENERGY UTILITIES COMPANIES RISK

   Risks that are intrinsic to energy utilities companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

   There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by certain energy utilities companies. Additionally, existing and possible future regulatory legislation may make it even more difficult for energy utilities companies to obtain adequate relief. Certain energy utilities companies may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

   Energy utilities companies in the United States and in foreign countries are generally subject to regulation. In the United States, most energy utilities companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by energy utilities companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There is no assurance that such pricing policies or rates of return will continue in the future.

   The nature of regulation of the energy utilities industry continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed certain energy utilities companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industry. In some instances, energy utilities companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers, non-regulated providers of utility services have become a significant part of their respective industry sectors. The emergence of competition and deregulation may result in certain energy utilities companies being forced to defend their core business from increased competition, thus becoming less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

   Foreign energy utilities companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign energy utilities companies may be more heavily regulated by their respective governments than energy utilities companies in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign energy utilities companies use fuels that may cause more pollution than those used in the United States, which may require such energy utilities companies to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

   Although many foreign energy utilities companies currently are government-owned, thereby limiting current investment opportunities for the Fund, foreign governments may seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, may be more likely to occur in newer, faster-growing economies than in mature economies. There is no assurance that such developments will occur or that investment opportunities in foreign markets will increase or that regulatory structures will remain stable over time.

   The revenues of domestic and foreign energy utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

   Certain segments of the energy utilities industry, and individual energy utilities companies within such segments, may not perform as well as the energy utilities industry as a whole. Many energy utilities companies have historically been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of energy utilities companies to operate and utilize such facilities, thus reducing the companies' earnings or resulting in losses. Rates of return on investment of certain energy utilities companies are subject to review by government regulators. Changes in regulatory policies or accounting standards may negatively affect the earnings or dividends of energy utilities companies. Costs incurred by energy utilities companies, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of energy utilities companies generally are subject to review and limitation by state and/or national public utility commissions, which results ordinarily in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Energy utilities companies have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such companies. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

CASH FLOW RISK

   A substantial portion of the cash flow received by the Fund will be derived from its investment in equity securities of Energy Portfolio Companies. The amount of cash an Energy Portfolio Company has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the Energy Portfolio Company's operations. Cash available for distribution varies from month to month and is largely dependent on factors affecting the Energy Portfolio Company's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

MLP AND DEFERRED TAX RISK

   Much of the benefit the Fund derives from its investments in equity securities of MLPs is a result of MLPs generally being treated as partnerships for United States federal income tax purposes. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP's current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as a corporation for United States federal income tax purposes, the value and after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

   In addition, the potential tax benefit to the Fund of investing in MLPs will depend in part on the particular MLP securities selected, and whether any distributions paid by such MLPs will be treated as a return of capital (as opposed to currently taxable income). The Fund will rely on the Sub-Advisor to select MLP securities that provide distributions in excess of allocable taxable income. If the Sub-Advisor fails to do so, a greater portion of the distributions received by the Fund may be comprised of taxable income (which would reduce the ability of the Fund to make distributions to Common Shareholders that are treated as a return of capital for United States federal income tax purposes). In such case, the Fund may have more corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders. Also, in connection with managing the Fund's portfolio in order to seek to maximize the potential tax benefits discussed above, the Sub-Advisor may be forced to sell securities at times or prices that may be disadvantageous to the Fund.

   The Fund will be treated as a regular corporation, or a "C" corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. Any taxes paid by the Fund will reduce the amount available to pay distributions to Common Shareholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs.

   As a limited partner in the MLPs in which it may invest, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by non-cash tax deductions such as depreciation and depletion. The Fund will incur a current tax liability on its income allocation from an MLP not offset by tax deductions. The Fund's tax basis in its MLP units would be increased by the income allocated from an MLP, and then reduced by all distributions from the MLP (including any distributions in excess of allocated income), which would either increase the Fund's taxable gain or reduce the Fund's loss recognized upon the sale of such MLP units. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held by the Fund could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in an increased current tax liability to the Fund. Certain energy related deductions are also not allowed for alternative minimum tax purposes, which may cause the Fund to be subject to the alternative minimum tax depending upon the nature of the assets of the MLPs. A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund's MLP holdings that result in capital gains will reduce that portion of the Fund's distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in reduced Fund distributions and lower after-tax distributions to the Fund's Common Shareholders.

   The Fund will accrue deferred income taxes for its future tax liability associated with the difference between the Fund's tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund's sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

   Because of the Fund's status as a corporation for United States federal income tax purposes and its investments in equity securities of MLPs, the Fund's earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, in excess of its taxable income. See "Tax Matters."

TAX LAW CHANGE RISK

   Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the Energy Portfolio Companies in which it invests. Any such changes could negatively impact the Fund and its Common Shareholders. For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP's current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund and its Common Shareholders. In addition, there have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Energy Portfolio Companies and/or the energy sector generally.

NON-U.S. SECURITIES RISK

   Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund intends to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund's securities and the unrealized appreciation or depreciation of investments.

DELAY IN INVESTING THE PROCEEDS

   Although the Fund currently intends to invest the proceeds from the sale of the Common Shares as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for Energy Portfolio Company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of the offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in Energy Portfolio Company securities. As a result, return and yield on the Common Shares in the year following the issuance of Common Shares may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

EQUITY SECURITIES RISK

   MLP units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and other Energy Portfolio Companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

   Certain of the Energy Portfolio Companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller Energy Portfolio Companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Portfolio Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Portfolio Companies may be less liquid than those of larger Energy Portfolio Companies and may experience greater price fluctuations than larger Energy Portfolio Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

   MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

RISKS ASSOCIATED WITH AN INVESTMENT IN INITIAL PUBLIC OFFERINGS.

   Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund's investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

CANADIAN INCOME EQUITIES RISK

   The Fund currently expects that its investments in Canadian Income Equities will be, under normal market conditions, between 10% to 20% of its Managed Assets. Canadian Income Equities share many of the risks inherent in investing in equity securities and are also subject to the risks specific to the energy sector and energy utilities industries described above. In many circumstances, the Canadian Income Equities in which the Fund may invest may have limited operating histories. The value of Canadian Income Equities in which the Trust may invest are influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

   The Canadian tax treatment of certain income that allowed income to flow through to investors and be taxed only at the individual level changed beginning in 2011. In general, Canada now imposes a withholding tax on the distributions as if they were dividends. The distribution tax could have a material impact on the market value of Canadian Income Equities and could limit tax distributions to the Fund.

DEBT SECURITIES RISK

   Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Share price or its overall return.

BELOW INVESTMENT GRADE SECURITIES RISK

   The Fund may invest up to 20% of its Managed Assets in debt securities of Energy Portfolio Companies, including certain below investment grade securities. Below investment grade securities are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. Below investment grade securities, also sometimes referred to as "high yield" or "junk" bonds, generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

      o   greater yield and price volatility;

      o   greater credit risk and risk of default;

      o potentially greater sensitivity to general economic or industry conditions;

      o   potential lack of attractive resale opportunities (illiquidity); and

      o   additional expenses to seek recovery from issuers who default.

   In addition, the prices of these below investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues, downturns in profitability in the relevant industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade securities tend to be less liquid than investment grade securities and the market for below investment grade securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade security held in the Fund's portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent it is required to seek recovery of such principal or interest.

   The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof.

   Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Fund, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Fund, although the Sub-Advisor will consider these events in determining whether the Fund should continue to hold the securities.

   The market for below investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

   For a further description of below investment grade securities and the risks associated therewith, see "Other Investment Policies and Techniques" in the SAI. For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.

LEVERAGE RISK

   Leverage Instruments will have seniority over the Common Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common Shareholders including:

      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

      o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and the sub-advisory fee payable by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage because the definition of "Managed Assets" includes the proceeds of leverage.

   There is no assurance that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed by the Fund's Board of Trustees to outweigh any current reduced return. See also "Other Investment Policies and Techniques--Strategic Transactions" in the SAI for more information about Strategic Transactions in which the Fund may enter that give rise to a form of financial leverage and the associated risks.

   The funds borrowed pursuant to a leverage borrowing program (such as a credit line), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See "Leverage Program."

   The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   In addition to the structural forms of leverage that the Fund may utilize, the Fund may employ portfolio leverage through the use of various portfolio techniques, such as reverse repurchase agreements, that have the economic effect of leverage. The use by the Fund of leverage through reverse repurchase agreements involves additional risks, including the risk that the market value of the securities acquired with the proceeds of the reverse repurchase agreement may decline below the repurchase price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The use by the Fund of leverage through reverse repurchase agreements also would involve the risk that the Fund will be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty may be unable to return the securities to the Fund.

COVERED CALL OPTIONS RISK

   There are various risks associated with the Fund writing (or selling) covered call options. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of covered call options may limit the Fund's ability to benefit from the full upside potential of its investment strategies.

   The value of call options written by the Fund, which will be priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

   There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the OCC to handle current trading volume; or (vi) the decision of one or more exchanges at some future date to discontinue the trading of options (or a particular class or series of options) for economic or other reasons. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange would continue to be exercisable in accordance with their terms. To the extent that the Fund utilizes unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

   The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of options might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

   The Fund's covered call options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of covered call options that the Fund may write may be affected by options written by other investment advisory clients of the Advisor, Sub-Advisor or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

INTEREST RATE SWAPS RISK

   The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps could enhance or harm the overall performance of the Common Shares. For example, the Fund may utilize interest rate swaps in connection with the Fund's use of leverage. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings.

   Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of leverage.

   Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of market interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transactions. Early termination of a swap could result in a termination payment by or to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the amount required to make payment on each of the Fund's swap transactions if the Fund were to exit its positions in such transactions immediately and was required to mark to market.

COMPETITION RISK

   A number of alternatives as vehicles for investment in a portfolio of Energy Portfolio Companies currently exist, including other publicly-traded investment companies, structured notes and private funds. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact the Fund's ability to make distributions.

RESTRICTED SECURITIES RISK

   The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

LIQUIDITY RISK

   Although common units of MLPs, I-Shares of MLP-related entities, and common stock of certain other Energy Portfolio Companies trade on the NYSE, NYSE MKT, and NASDAQ, certain securities may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, Strategic Transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices. See "The Fund's Investments--Investment Philosophy and Process."

VALUATION RISK

    Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain Energy Portfolio Companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to determine the tax character of distributions to Common Shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund would likely fluctuate. See "Net Asset Value."

INTEREST RATE RISK

   Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the NAV and market price of the Common Shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time.

RECENT MARKET AND ECONOMIC DEVELOPMENTS

   Over the past several years global financial markets experienced periods of unprecedented turmoil, which contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, a return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of Energy Portfolio Companies to sustain their historical distribution levels, which in turn, may adversely affect the Fund. Energy Portfolio Companies that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the energy sector is dependent on several factors, including the continued recovery of the financial sector, the general economy and the commodity markets. The Advisor and Sub-Advisor do not know how long the financial markets will continue to be affected by these recent events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities in the Fund's portfolio.

NON-DIVERSIFICATION

   The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Code. Accordingly, while Section 12(d)(3) of the 1940 Act prohibits the Fund from making certain investments, there are no diversification-specific regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities held by the Fund. As of December 31, 2013, there were approximately 101 publicly traded MLPs with a market capitalization of approximately $440 billion.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

INFLATION RISK
   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

SECONDARY MARKET FOR THE FUND'S COMMON SHARES

   The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   General oversight of the duties performed by the Advisor and the Sub-Advisor is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and executive officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

   First Trust Advisors is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $86 billion in assets which it managed or supervised as of February 28, 2014. It is located at 120 East Liberty Drive, Wheaton, Illinois 60187.

   First Trust Advisors is responsible for supervising the Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Advisers Act. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

   For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Advisor."

SUB-ADVISOR

   Energy Income Partners serves as the Fund's Sub-Advisor. In this capacity, Energy Income Partners is primarily responsible for the day-to-day supervision and investment strategy of, and making investment decisions for, the Fund.

   Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment advisor and serves as investment advisor to investment portfolios with approximately $4.17 billion of assets as of February 28, 2014.

   Energy Income Partners is a Delaware limited liability company and an SEC-registered investment advisor, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy-related MLPs and other high-payout securities in the energy infrastructure sector. In addition to serving as sub-advisor to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners also serves as the sub-adviser to four other registered investment companies advised by First Trust Advisors. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers.

   First Trust Capital Partners, LLC, an affiliate of the Advisor, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor. In addition, it is anticipated that an affiliate of the Advisor and Eva Pao, an employee of the Sub-Advisor, each will purchase preferred equity interests in the Sub-Advisor concurrently with the closing of the offering contemplated by this prospectus. The preferred equity interests are non-voting and do not share in the profits or losses of the Sub-Advisor. The Sub-Advisor may buy back any or all of such preferred equity interests at any time and such affiliate and Ms. Pao each may sell back to the Sub-Advisor up to 50% of its respective preferred equity interests on or after the 18-month anniversary of the issuance of such preferred equity interests and any or all of its respective preferred equity interests after the 36-month anniversary of the issuance of such preferred equity interests.

   James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

   Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

   Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

   Saul Ballesteros is the Head of Trading and Operations and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

   For additional information concerning Energy Income Partners, including a description of the services provided and additional information about the Fund's portfolio managers, including the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Sub-Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to the Investment Management Agreement, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

   In addition to the management fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   The Sub-Advisor will receive a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

   Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's fees from the Fund (and Sub-Advisor's fees from the Advisor) will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 25% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.33% of net assets attributable to Common Shares. See "Summary of Fund Expenses."

   A discussion regarding the basis for approval by the Board of Trustees of the Investment Management Agreement and the Sub-Advisory Agreement will be available in the Fund's Semi-Annual Report to Shareholders for the period ended April 30, 2014.

                                NET ASSET VALUE

   The Fund will determine the NAV of its Common Shares daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). NAV is computed by dividing the value of all assets of the Fund (including option premiums, accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any Borrowings of the Fund and liabilities under reverse repurchase agreements, and the market value of written call options) and the liquidation value of any outstanding Preferred Shares, by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund would likely fluctuate.

   For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any exchange other than NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

   Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on NASDAQ, will be valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed-income securities maturing within 60 days are valued by the Fund on an amortized cost basis. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures approved by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

   When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board. In fair valuing the Fund's investments, such as unregistered securities of MLPs, MLP-related entities and private energy companies, consideration is given to several factors, which may include, among others, the following:

      o   the fundamental business data relating to the issuer;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o   the type, size and cost of the security;

      o   the financial statements of the issuer;

      o the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      o   the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o   the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

      o   the issuer's competitive position within the industry;

      o the issuer's ability to access additional liquidity through public and private markets; and

      o   other relevant factors.

   Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

                                 DISTRIBUTIONS

   The Fund intends to make monthly distributions of its DCF to Common Shareholders. Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of the distributions the Fund anticipates making to Common Shareholders likely will consist of a return of capital. To the extent that distributions exceed the Fund's earnings and profits, such distributions are generally not treated as taxable income for the investor. Instead, the Common Shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder requires the Fund to provide a written statement accompanying payment of a distribution from any source other than income that adequately discloses the source or sources of payment. Thus, if the Fund's capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. A "return of capital" represents the return of a shareholder's original investment in the Fund's Common Shares, and should not be confused with a dividend from profits and earnings. Upon the sale of Common Shares, Common Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Shareholder and the shareholder's federal income tax basis in Common Shares sold, as adjusted to reflect return of capital. Accordingly, Common Shareholders should carefully review any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund's income. See "Tax Matters."

   Under normal market conditions, the Fund intends to make payment of substantially all DCF to holders of Common Shares on an annual basis. The Fund's initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Subsequent distributions will be paid each month out of DCF, if any. Distributions to Common Shareholders will be recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes. There is no assurance that the Fund will make regular distributions.

   Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain. Unless a shareholder elects to receive cash distributions, distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan. Shareholders will be taxed upon the reinvested amounts as if they actually received the distribution in cash and then reinvested it in Common Shares.

   Distributions by the Fund, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

                           DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect to receive cash distributions, all dividends and distributions on your Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon Investment Servicing (US) Inc., in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (US) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

   (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

   (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

   If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                             DESCRIPTION OF SHARES

COMMON SHARES

   The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and non-assessable, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in its sole discretion) or rights to cumulative voting.

   The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "FPL." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage through Borrowings in an amount up to 33-1/3% of the Fund's total assets. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's total assets. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, the Preferred Shares may be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

   Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund solely by reason of being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust generally requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment. The By-Laws may be amended only by action of the trustees. The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

   The number of trustees is currently five, but by action of two-thirds of the trustees, the number of trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office.

   Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company, if required pursuant to the provisions of the 1940 Act; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust); or (4) certain transactions, such as a sale, lease or exchange of all or substantially all of the assets of the Fund, a merger or consolidation of the Fund, or the issuance of securities of the Fund, in which a principal shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through
(3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected, only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

   The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Board of Trustees by at least three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees who are considered independent for the purposes of considering the demand have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Board of Trustees is required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Board of Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

   Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV, and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open-market repurchases or tender offers for the Common Shares at or near NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is appropriate, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to propose to shareholders that the Fund convert to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

   Although repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any borrowings or Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is appropriate, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is possible that new Common Shares would be sold at NAV plus a sales load.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

MATTERS ADDRESSED

   This section and the discussion in the SAI provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the Common Shares. It does not address all U.S. federal income tax consequences that may apply to investment in the Common Shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code, on Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Common Shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of Common Shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, partnerships and other pass-through entities, United States expatriates, and dealers in securities or currencies, (ii) persons that will hold Common Shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes and traders that have elected the mark-to-market method of accounting, (iii) persons whose functional currency is not the U.S. dollar or (iv) persons that do not hold Common Shares as capital assets within the meaning of Section 1221 of the Code.

   For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a U.S. person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

TAX CHARACTERIZATION OF THE FUND FOR U.S. FEDERAL INCOME TAX PURPOSES

   The Fund will be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund will be subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income would generally include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation, with a corporation paying the higher of the regular tax or the alternative minimum tax. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the Common Shares. The Fund will also be obligated to pay state income tax on its taxable income.

   The MLPs in which the Fund intends to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

   The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

   Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund generally will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions received by the Fund, by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses. Thus, although cash distributions in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable U.S. federal income tax rate applies to long-term capital gains for entities treated as corporations for U.S. federal income tax purposes, such as the Fund. Thus, the Fund will be subject to U.S. federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

   The Fund may have income that is sourced to other countries and taxed in other countries. Because of the differences in the way countries calculate taxable income, the Fund may have net taxable income in other countries in years in which the Fund has net losses for U.S. tax purposes. Similarly, the Fund may have net taxable income for U.S. tax purposes in years in which the Fund has net losses in one or more other countries. This mismatch may cause the Fund to not be able to use foreign taxes paid as credit against U.S. taxes in all circumstances.

   In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

   The Fund is not treated as a regulated investment company for U.S. federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests under current law. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or Common Shareholders of the Fund.

TAXATION OF THE SHAREHOLDERS

   Distributions. The Fund's distributions will be treated as dividends to Common Shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for U.S. federal income tax purposes.

   The portion of the Fund's distributions treated as a dividend for U.S. federal income tax purposes should be treated as qualified dividend income for U.S. federal income tax purposes, subject to certain holding period and other requirements. Certain qualified dividend income received by individual shareholders would be taxed at long-term capital gains rates, which reach a maximum of 20%. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met.

   If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the Common Shares to the extent of such basis, and then as capital gain to the extent the distribution exceeds the basis of the Common Shares. Such gain will be long-term capital gain if the holding period for the Common Shares is more than one year. Individuals are currently subject to a maximum tax rate of 23.8% (including a 3.8% tax on net investment income above a certain threshold). Corporations are taxed on capital gains at their ordinary income rates.

   A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits derived from its investments in the MLPs in its portfolio. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Common Shareholders for U.S. federal income tax purposes.

   Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

   A Common Shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating Common Shareholder and the participating Common Shareholder reinvested such amount in additional Fund Common Shares.

   The Fund will notify Common Shareholders annually as to the U.S. federal income tax status of Fund distributions to them.

   Distributions from the Fund after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that either (A) have not entered into an agreement with the U.S. Treasury to collect and disclose certain information or (B) are not resident for tax purposes in a jurisdiction that has entered into an agreement with the IRS to collect and provide the information otherwise required and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

   Sale of Shares. Upon the sale of Common Shares, a Common Shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the Common Shareholder's tax basis of Common Shares sold. As discussed above, such tax basis may be less than the price paid for the Common Shares as a result of prior Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such Common Shares were capital assets held for more than one year. The U.S. federal income tax treatment of long-term capital gains is described above. The deductibility of capital losses is subject to limitations. In addition, the gross proceeds from dispositions of interests in the Fund after December 31, 2016 may be subject to a U.S. withholding tax of 30% in the case of payments to (i) certain non-U.S. financial institutions that either (A) have not entered into an agreement with the U.S. Treasury to collect and disclose certain information or (B) are not resident for tax purposes in a jurisdiction that has entered into an agreement with the IRS to collect and provide the information otherwise required and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

   Medicare Tax. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income (such as interest and dividends, including dividends paid with respect to the Common Shares) and gains of a shareholder who is an individual if such shareholder's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of a married couple filing joint returns and $200,000 in the case of single individuals.

   Information Reporting and Withholding. The Fund will be required to report annually to the Internal Revenue Service (the "IRS"), and to each Common Shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for U.S. federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each Common Shareholder (other than Common Shareholders who are not subject to the reporting requirements without supplying any documentation) that is a U.S. person will be required to provide the Fund, under penalties of perjury, an IRS Form W-9 or an equivalent form containing the Common Shareholder's name, address, correct federal taxpayer identification number and a statement that the Common Shareholder is not subject to backup withholding. Should a non-exempt Common Shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate is 28%. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the Common Shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

   U.S. Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for U.S. federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for U.S. federal income tax purposes. This means that the U.S. federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no U.S. federal income tax.

   MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

   Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund intends to invest in energy MLPs that derive income from such sources, so the income of the MLPs in the Fund's portfolio should qualify as qualifying income.

   As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions received by the Fund, by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses, and increased for capital contributions and the Fund's allocable share of net income and gains.

   When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

   The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

   Because the Fund will be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs on its own tax returns. The Fund's Common Shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common Shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) to the Common Shareholders rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

   Other Investments. The Fund may attempt to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

   Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

                                  UNDERWRITERS

   Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. LLC and Ameriprise Financial Services, Inc. are acting as representatives (collectively, the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.


                                                                    NUMBER OF
   UNDERWRITER                                                       SHARES
   -----------                                                      ---------

   Morgan Stanley & Co. LLC.....................................
   Ameriprise Financial Services, Inc...........................
   Oppenheimer & Co. Inc........................................
   BB&T Capital Markets, a division of BB&T Securities, LLC.....
   Comerica Securities, Inc.....................................
   Henley & Company LLC.........................................
   J.J.B. Hilliard, W.L. Lyons, LLC.............................
   Janney Montgomery Scott LLC..................................
   J.P. Turner & Company, LLC...................................
   Ladenburg Thalmann & Co. Inc.................................
   Maxim Group LLC..............................................
   MLV & Co. LLC................................................
   Newbridge Securities Corporation.............................
   Pershing LLC.................................................
   Southwest Securities, Inc....................................
   The GMS Group, LLC...........................................
   Wedbush Securities Inc.......................................
   Wunderlich Securities, Inc...................................
                                                                    ---------
          Total ................................................
                                                                    =========

   The Underwriters are offering the Common Shares subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

   The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $ per Common Share under the public offering price. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.50% of the public offering price. Investors must pay for any Common Shares purchased on or before , 2014.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional Common Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

   The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load), estimated offering expenses and proceeds, after expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase up to an additional Common Shares.

                                                                                                   TOTAL
                                                                PER SHARE              NO EXERCISE      FULL EXERCISE
     Public offering price                                      $  20.00               $                $
     Sales load                                                 $   0.90               $                $
     Estimated offering expenses                                $   0.04               $                $
     Proceeds, after expenses, to the Fund                      $  19.06               $                $

   Offering expenses paid by the Fund (other than the sales load) will not exceed $0.04 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Advisor and the Sub-Advisor will pay the excess. See "Summary of Fund Expenses."

   The fees to certain Underwriters described below under "--Additional Compensation to Be Paid by the Advisor and Sub-Advisor" are not reimbursable to the Advisor or the Sub-Advisor by the Fund, and are therefore not reflected in expenses payable by the Fund.

   The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed 5% of the total number of Common Shares offered by them.

   The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "FPL."

   The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus (the "restricted period"):

      o offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

      o file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

      o enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

   The restrictions described in the immediately preceding paragraph do not apply to:

      o   the sale of Common Shares to the Underwriters; or

      o   any Common Shares issued pursuant to the Plan.

   The restricted period described in the preceding paragraph will be extended if:

      o during the last 17 days of the restricted period, the Fund issues an earnings release or a material news event relating to the Fund occurs, or

      o prior to the expiration of the restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period or provides notification to the Representatives of any earnings release or material news or material event that may give rise to an extension of the initial restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

   The Representatives, in their sole discretion, may release the Common Shares and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

   In order to facilitate the offering of Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. Specifically, the Underwriters may sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open-market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. These activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

   The Fund, the Advisor, the Sub-Advisor and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

   A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

   Prior to this offering, there has been no public market for the Common Shares. The initial public offering price for the Common Shares was determined by negotiation among the Fund, the Advisor, the Sub-Advisor and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

   In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Prior to the public offering of Common Shares, an affiliate of the Advisor purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

   The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as Underwriters and, subject to certain restrictions, may act as such brokers while they act as Underwriters.

   The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, its affiliates and the Advisor, the Sub-Advisor and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

   No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

   The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Ameriprise Financial Services, Inc. is 707 2nd Avenue South, Minneapolis, Minnesota 55402.

ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISOR AND SUB-ADVISOR

   The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay Morgan Stanley & Co. LLC, from their own assets, upfront structuring and syndication
fees in the amount of $        for advice relating to the design and structuring
of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund's investments in light of current market conditions, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies, (iv) the overall marketing and positioning thesis for the offering of the Common Shares, (v) securing participants in the Fund's initial public offering, (vi) preparation of marketing and diligence materials for Underwriters, (vii) conveying information and market updates to the Underwriters, and (viii) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication
fees paid to Morgan Stanley & Co. LLC will not exceed      % of the total public
offering price of the Common Shares. These services provided by Morgan Stanley & Co. LLC to the Advisor and the Sub-Advisor are unrelated to their respective functions of advising the Fund as to its investments in securities or use of investment strategies and investment techniques. These fees are not reimbursable to the Advisor or the Sub-Advisor by the Fund.

   The amount of these structuring and syndication fees are calculated based on the total respective sales of Common Shares by the Underwriter receiving the fees, including those Common Shares included in the Underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

   The Advisor and the Sub-Advisor (and not the Fund) may pay certain other qualifying Underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering.

   Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of the total public offering price of the Common Shares. The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $30,000 in the aggregate,
which amount will not exceed     % of the total public offering price of the
Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication and structuring fee payments to the Underwriters, will not exceed 9.0% of the total public offering price of the Common Shares.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an administration and accounting services agreement, BNY Mellon Investment Servicing (US) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay BNY Mellon Investment Servicing (US) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.095% of the Fund's first $200 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Weil, Gotshal & Manges LLP, New York, New York, advised the Underwriters in connection with the offering of the Common Shares. Chapman and Cutler LLP and Weil, Gotshal & Manges LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION



                                                                            PAGE
Investment Objective .......................................................  1
Investment Restrictions ....................................................  2
Investment Policies and Techniques .........................................  4
Additional Information About the Fund's Investments and Investment Risks....  6
Other Investment Policies and Techniques ................................... 21
Management of the Fund ..................................................... 41
Investment Advisor ......................................................... 51
Sub-Advisor ................................................................ 53
Proxy Voting Policies and Procedures........................................ 57
Portfolio Transactions and Brokerage ....................................... 57
Description of Shares....................................................... 59
Certain Provisions in the Declaration of Trust and By-Laws.................. 61
Repurchase of Fund Shares; Conversion to Open-End Fund ..................... 64
Net Asset Value............................................................. 66
Tax Matters ................................................................ 69
Performance Related and Comparative Information ............................ 74
Independent Registered Public Accounting Firm .............................. 77
Custodian, Administrator, Fund Accountant and Transfer Agent ............... 77
Additional Information ..................................................... 77
Report of Independent Registered Public Accounting Firm..................... 78
Statement of Assets and Liabilities......................................... 79
Appendix A--Ratings of Investments .........................................A-1
Appendix B--Energy Income Partners, LLC Proxy Voting Policies and
            Procedures......................................................B-1

                                        SHARES

                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

                                 COMMON SHARES
                                $20.00 PER SHARE



                           -------------------------
                                   PROSPECTUS

                                            , 2014
                           -------------------------



                                 MORGAN STANLEY
                      AMERIPRISE FINANCIAL SERVICES, INC.
                               OPPENHEIMER & CO.
                              BB&T CAPITAL MARKETS
                              COMERICA SECURITIES
                              HENLEY & COMPANY LLC
                        J.J.B. HILLIARD, W.L. LYONS, LLC
                            JANNEY MONTGOMERY SCOTT
                           J.P. TURNER & COMPANY, LLC
                         LADENBURG THALMANN & CO. INC.
                                MAXIM GROUP LLC
                                   MLV & CO.
                        NEWBRIDGE SECURITIES CORPORATION
                                  PERSHING LLC
                              SOUTHWEST SECURITIES
                               THE GMS GROUP, LLC
                            WEDBUSH SECURITIES INC.
                             WUNDERLICH SECURITIES



   Until , 2014 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED MARCH 26, 2014

                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust New Opportunities MLP & Energy Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

      This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the "Common Shares") is not a prospectus, but
should be read in conjunction with the Fund's Prospectus dated       , 2014 (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     This Statement of Additional Information is dated        , 2014.

                               TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT OBJECTIVE.........................................................1

INVESTMENT RESTRICTIONS......................................................2

INVESTMENT POLICIES AND TECHNIQUES...........................................4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS.....6

OTHER INVESTMENT POLICIES AND TECHNIQUES....................................21

MANAGEMENT OF THE FUND......................................................41

INVESTMENT ADVISOR..........................................................51

SUB-ADVISOR.................................................................53

PROXY VOTING POLICIES AND PROCEDURES........................................57
..
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................57

DESCRIPTION OF SHARES.......................................................59

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS..................61

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND......................64

NET ASSET VALUE.............................................................66

TAX MATTERS.................................................................69

PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............................74

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................77

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT................77

ADDITIONAL INFORMATION......................................................77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................78

STATEMENT OF ASSETS AND LIABILITIES.........................................79

APPENDIX A -- Ratings of Investments.......................................A-1
APPENDIX B -- Energy Income Partners, LLC Proxy Voting Policies
                  and Procedures...........................................B-1

                              INVESTMENT OBJECTIVE

      The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to Common Shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund will seek to provide its Common Shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in MLPs and MLP-related entities in the energy sector and energy utilities industries that are weighted towards non-cyclical, fee-for-service revenues, rather than companies that primarily operate price or volume driven assets that are cyclical in nature. These investments in which the Sub-Advisor intends to invest are represented by assets comprised of interstate pipelines, intrastate pipelines with long-term contracts, power generation assets, storage and terminal facilities with long-term contracts and regulated power transmission and distribution assets. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of the distributions it receives may be tax deferred, thereby increasing cash available for distribution by the Fund to its shareholders. The Fund also may invest in other securities set forth below if Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor") expects to achieve the Fund's objective with such investments. There can be no assurance that the Fund's investment objective will be achieved.

      As used in this Statement of Additional Information, unless the context requires otherwise, MLPs are MLPs in the energy sector. The Fund considers investments in "MLP-related entities" to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. These MLP-related entity investments generally take the form of securities of entities holding primarily general partner or managing member interests in MLPs and securities that represent indirect investments in MLPs, including I-Shares and collective investment vehicles (i.e., exchange-traded funds and other registered funds) that primarily hold MLP interests. The Fund considers investments in the "energy sector" to include companies that derive more than 50% of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, natural gas liquids ("NGLs") (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor's ("GICS"). The Fund considers investments in "energy utilities" to include companies that derive more than 50% of their revenues or operating income from providing products, services or equipment for the generation, transmission, distribution or sale of electricity or gas and such other companies within the electric, gas, independent power producers and multi-utilities industries as classified under GICS.

      The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If cash distributions from an MLP exceed the taxable income reported in a particular tax year, a portion of the excess cash distribution would not be treated as income to the Fund in that tax year but would rather be treated as a return of capital for U.S. federal income tax purposes to the extent of the Fund's basis in its MLP units. The Fund's tax basis in its MLP units is the amount paid for the units, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions received by the Fund, by the Fund's allocable share of net losses and by reductions in the Fund's allocable share of the MLP's debt, if any. Thus, although cash distributions in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. The Fund expects to distribute cash in excess of its earnings and profits to Common Shareholders, which will likely be treated as a return of capital to the extent of the Common Shareholders' basis in the Common Shares.

                            INVESTMENT RESTRICTIONS

NON-FUNDAMENTAL INVESTMENT POLICIES

      The Fund has adopted the following non-fundamental policies:

        o Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that the Fund's Sub-Advisor believes offer opportunities for growth and income.

        o Under normal market conditions, the Fund will invest at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. MLP and MLP-related entity equity securities currently consist of common units, subordinated units, I-Shares and convertible securities that are in the money and immediately convertible into equity securities. The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of MLPs.

        o The Fund may invest up to 20% of its Managed Assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy sector and energy utilities companies.

        o The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies, including certain below investment grade securities, which are commonly referred to as "high yield" or "junk" bonds. Below investment grade debt securities in which the Fund may invest will be rated at least "B3" by Moody's Investors Service, Inc. ("Moody's") and at least "B-" by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Advisor.

        o The Fund will not invest more than 15% of its Managed Assets in any single issuer.

        o The Fund will not engage in short sales, except in connection with the execution of its covered call options strategy and except to the extent the Fund engages in Strategic Transactions to seek to hedge against interest rate risk in connection with the Fund's use of leverage or market risks associated with the Fund's portfolio.

        o The Fund may invest up to 30% of its Managed Assets in non-U.S. securities and may hedge the currency risk of the non-U.S. securities using Strategic Transactions.

      To generate additional income, the Fund currently expects to write (or sell) covered call options on up to 35% of its Managed Assets.

FUNDAMENTAL INVESTMENT POLICIES

      The Fund, as a fundamental policy, may not:

             (1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction
      (2) set forth below;

             (2) Borrow money, except as permitted by the Investment Company Act of 1940, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

             (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

             (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

             (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

             (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations; or

             (7) Concentrate (invest 25% or more of total assets) the Fund's investments in any particular industry, except that the Fund will concentrate its assets in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage.

      The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% (or such other percentage to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act")) of its total assets (including the amount borrowed) less all liabilities other than borrowings. For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Leverage Program" in the Fund's Prospectus.

      The Fund's investment objective is considered fundamental and may not be changed without the approval of the holders of a "majority of the outstanding voting securities" of the Fund, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies other than the Fund's fundamental investment restrictions listed above, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the "Board of Trustees") without the approval of the holders of a "majority of the outstanding voting securities," provided that the holders of the voting securities of the Fund receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Fund's Prospectus.

      Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares, the issuance of Preferred Shares, if any, or notes and/or Borrowings (as defined below) are being invested or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

      Cash and cash equivalents are defined to include, without limitation, the following:

             (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

             (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

             (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

             (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

             (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS


ENERGY SECTOR COMPANIES

      Investments in the energy sector include companies that derive more than 50% of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, NGLs (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under GICS.

      Energy sector MLPs are limited partnerships or limited liability companies that derive at least 90% of their income from energy operations. The business of energy sector MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, MLPs that provide natural gas processing services and MLPs that either produce coal or receive royalties from the production of coal may be directly affected by energy commodity prices. MLPs that provide handling and delivery of propane or crude oil often own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Sub-Advisor seeks high quality MLPs that are able to mitigate or manage direct margin or price exposure to commodity prices. The MLP asset class in general could be hurt by market perception that MLPs' performance and valuation are directly tied to commodity prices.

      Some energy companies operate as "public utilities" or "local distribution companies," and therefore are subject to rate regulation by state or federal utility commissions. However, some energy companies or certain operations of public utilities and local distribution companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Some but not all Midstream MLPs with transmission pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

      Midstream MLP natural gas services include treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs also may operate ancillary businesses, including the marketing of the products and logistical services.

      Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

      Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 5% of the household energy needs in the United

States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

      Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and pricing and supply of alternative fuels to generators are the primary drivers of coal demand.

      The MLPs in which the Fund may invest also may be classified as Processing MLPs, Upstream MLPs, Downstream MLPs, Marine Transportation MLPs, Natural Resources MLPs and Services MLPs. See "The Fund's Investments--Portfolio Composition--Master Limited Partnerships" in the Prospectus for a description of these classifications.

      MLPs, MLP-related entities and other energy sector companies typically achieve distribution growth by internal and external means. For example, MLPs and MLP-related entities achieve growth internally by experiencing higher commodity volume driven by the economy and population or a rise in domestic energy production, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing assets and pursuing so called "greenfield projects." Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company's existing assets. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction. External growth is achieved by making accretive acquisitions.

      MLPs, MLP-related entities and other energy sector companies are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address, among other things: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy MLPs, MLP-related entities and other energy sector companies are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

      MLPs, MLP-related entities and other energy sector companies operating interstate pipelines and related storage facilities are subject to substantial regulation by FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and related storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil and petroleum products, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

      MLPs, MLP-related entities and other energy sector companies may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs, MLP-related entities and other energy sector companies.

      MLPs, MLP-related entities and other energy sector companies are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; reliance on growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs, MLP-related entities and other energy sector companies upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs, MLP-related entities and other energy sector companies to successfully integrate recent or future acquisitions; and the general level of the economy.

      Energy sector and energy utilities companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy sector and energy utilities companies, due to the critical nature of their energy and energy utilities businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy sector and energy utilities companies to raise needed capital.

ENERGY UTILITIES COMPANIES

      Investments in energy utilities include companies that derive more than 50% of their revenues or operating income from providing products, services or equipment for the generation, transmission, distribution or sale of electricity or gas and such other companies within the electric, gas, independent power producers and multi-utilities industries as classified under GICS.

      Securities prices of energy utilities companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of energy utilities companies usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated energy utilities company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated energy utilities company securities may tend to have an inverse relationship to the movement of interest rates. Certain energy utilities companies have experienced full or partial deregulation in recent years. These energy utilities companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain energy utilities companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render an energy utilities company's equipment unusable or obsolete and negatively impact profitability.

      Risks that are intrinsic to energy utilities companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to government regulation, environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, the effects of energy conservation, the effects of a government energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

MASTER LIMITED PARTNERSHIPS

      Under normal circumstances, the Fund will invest at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. For purposes of this document, an MLP is a limited partnership or a limited liability company, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Qualification as a partnership for U.S. federal income tax purposes eliminates U.S. federal income tax on MLP income at the entity level.

      An MLP that is a limited partnership may have one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner. The shares of some general partner interests are also publicly traded which securities often include interests in limited partner units and general partner interests.

      MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

      The sponsor or general partner of an MLP and other energy sector and energy utilities companies may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

      In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

      MLPs tend to pay relatively higher distributions as a percentage of earnings and cash flow than other types of companies and the Fund intends to use these MLP distributions in an effort to meet its investment objective.

      As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

      Because the MLP itself does not pay U.S. federal income tax on MLP income, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor's basis in its MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units plus such investor's allocable share of the MLP's debt, if any. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each capital contribution and allocation of taxable income. For a further discussion and a description of MLP tax matters, see the section entitled "Tax Matters."

THE FUND'S INVESTMENTS

      The types of securities in which the Fund may invest include, but are not limited to, the following:

      Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, under normal market conditions, the Fund will invest at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities (such as general partners, parent or sponsor corporations or other affiliates of the
MLPs). Equity securities currently consist of common units and subordinated units of MLPs, I-Shares, which represent an ownership interest of an MLP issued by an affiliated party, and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs, and convertible securities that are in the money (i.e., the conversion price is less than the price of the underlying stock) and immediately convertible into equity securities of such entities. The Fund also may invest in equity or debt securities of non-MLPs or energy sector or energy utilities companies.

      The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value ("NAV") per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's price, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

      Certain of the MLPs, MLP-related entities and other energy sector and energy utilities companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and other energy sector and energy utilities companies may involve greater risk than is associated with investing in more established MLPs, MLP-related entities and other energy sector and energy utilities companies.

Smaller capitalization MLPs, MLP-related entities and other energy sector and energy utilities companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established MLPs, MLP-related entities and other energy sector and energy utilities companies.

      MLP Common Units. MLP common units represent a limited partnership interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on prevailing market conditions (such as changes in interest rates) and the success of the MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units typically have limited voting rights and, in most instances, have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority over any subordinated shares to receive quarterly cash distributions up to the MQD (Minimum Quarterly Distribution) and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated unit holders, but not debt holders or preferred unit holders, to the remaining assets of the MLP. MLPs also issue different classes of common units that may have different voting, trading and distribution rights. MLPs also may issue new classes of units, such as class B units, that contain distinct structural modifications. For example, a new class of equity could be used to issue securities that do not receive a distribution for some specified period before converting into standard common units.

      MLP Subordinated Units. MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, management teams, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors. The Fund may purchase subordinated units directly from these persons. Subordinated units have similar limited voting rights as common units and are generally not listed on an exchange nor publicly traded. Once the MQD on the common units, including arrearage, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units and other factors.

      MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-Units. I-Units have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate holding I-units receives distributions in the form of additional I-Units in an amount equal to the cash distributions received by the holders of MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliate's receipt of I-Units, rather than cash distributions. I-Shares themselves have limited voting rights similar to those applicable to MLP common units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

      The MLP affiliate issuing the I-Shares is structured as a corporation for U.S. federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are typically listed and traded on the New York Stock Exchange (the "NYSE") and the NYSE MKT.

      Equity Securities of Energy Sector and Energy Utilities Companies. The Fund may invest in equity securities issued by energy sector and energy utilities companies which are not MLPs. The Fund intends to purchase these equity securities in market transactions but also may purchase securities directly from the issuers in private placements. To generate additional income, the Fund may write (or sell), covered call options on the common stock of energy sector and energy utilities companies held in the Fund's portfolio. The Fund may also sell covered call options on MLPs, MLP I-Shares and MLP-related entities.

      Other Equity Securities. The Fund may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships (other than MLPs). The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements. Only those convertible securities that are in the money and immediately convertible into equity securities will be treated as equity securities for purposes of the Fund's policy to invest, under normal market conditions, at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities.

      Although to a lesser extent than with nonconvertible debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

      Preferred stocks combine some of the characteristics of both common stocks and debt securities. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

      While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of a warrant involves a risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of a warrant involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

      Depository receipts are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign investments in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, as well as in the case of depository receipts traded on foreign markets, exchange risk. Depository receipts may be sponsored or unsponsored. Unsponsored depository receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depository receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depository receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

      Private Investment in a Public Entity ("PIPE"). PIPE investors purchase securities directly from publicly traded companies in a private placement transaction, typically at a discount to the market price of the company's common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, the Fund's holdings, if any, will be less liquid and any sale will need to be made pursuant to an exemption under the Securities Act.

      Debt Securities. The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least "B-" by S&P's or "B3" by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Sub-Advisor to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders. In light of the risks of below investment grade securities, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

      Below Investment Grade Debt Securities. The Fund may invest in below investment grade securities. The below investment grade debt securities in which the Fund invests are rated from "B3" to Bal by Moody's, from "B-" to "BB+" by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Sub-Advisor to be of comparable quality.

      Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "high yield" or "junk" bonds and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent the Fund invests in below investment grade securities, your investment in the Fund is subject to the following specific risks:

      o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      o     greater risk of loss due to default or declining credit quality;

      o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      o if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific sectors and industries, such as the energy sector, could adversely affect the ability of below investment grade debt issuers in that sector or industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's NAV and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

      Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

      The Fund will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Fund, the Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments if it is recoverable at all. See Appendix A to this Statement of Additional Information for a description of Moody's, S&P's and Fitch's ratings.

      Restricted Securities. The Fund may invest up to 20% of its Managed Assets in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the Securities Act and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. The Sub-Advisor has the ability to deem restricted securities as liquid. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Thinly-Traded Securities. The Fund also may invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs, I-Shares of MLP-related entities and common stock of certain energy sector and energy utilities companies trade on the NYSE, The Nasdaq National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Fund believes it is desirable to do so. Thinly-traded securities also are more difficult to value and the Sub-Advisor's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Fund's capital in thinly-traded securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

      Non-U.S. Securities. The Fund may invest in non-U.S. securities and may hedge the currency risk of the non-U.S. securities using Strategic Transactions. A fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

      The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

      The Fund also may invest in foreign government debt, which includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

      The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund's Common Shares are not priced and the NYSE is closed, NAV can change at times when Common Shares cannot be sold.

      Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

      Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

      Margin Borrowing. Although it does not currently intend to, the Fund may in the future use margin borrowing of up to 33-1/3% of Managed Assets (together with other Fund borrowings and senior securities) for investment purposes when the Sub-Advisor believes it will enhance returns. Margin borrowings by the Fund create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

COVERED CALL OPTION TRANSACTIONS

      The Fund may write (or sell) covered call options on up to 35% of its Managed Assets. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

      If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

STRATEGIC TRANSACTIONS

      The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to (i) reduce interest rate risks arising from the use of leverage by the Fund, (ii) to facilitate portfolio management; (iii) mitigate other risks, including, without limitation, interest rate, currency and credit risks and equity security price risk; and/or (iv) earn income. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as total return and equity swaps, exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate and currency transactions such as swaps, caps, floors, collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and other similar transactions which may be developed in the future to the extent the Sub-Advisor determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements. Collectively, all of the above are referred to as "Strategic Transactions."

      Strategic Transactions, if any, generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. The transfer of risk may be complete or partial, and may be for the life of the related asset or for a shorter period. Strategic Transactions may provide the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.

      The Fund may seek to use Strategic Transactions as a portfolio management or hedging technique to generate income, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Certain Strategic Transactions may provide investment leverage to the Fund's portfolio. See "Leverage Program" in the Fund's Prospectus. Market conditions will determine whether and in what circumstances the Fund would employ any of these hedging and strategic techniques. The Fund will incur brokerage and other costs in connection with its Strategic Transactions. No assurance can be given that these practices will achieve the desired result. The successful utilization of Strategic Transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

      Hedging Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of securities in which the portfolio securities are quoted or denominated. Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities.

      Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities, securities indices and currencies. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

      Writing Covered Options. The Fund may write (or sell) covered call and put options on the common equities of companies held in the Fund's portfolio. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

      All call and put options written by the Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time and, for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Advisor will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. The Fund will not enter into futures contracts which are prohibited under the Commodity Exchange Act and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. Margin is the amount of funds equal to a specified percentage of the current market value of the contract that must be deposited by the Fund with its custodian in the name of the futures commodities merchant in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      In entering into futures contracts, the Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      While futures contracts on securities will usually be liquidated through offsetting transactions prior to the settlement date, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Some futures contracts are settled by physical delivery of the underlying financial instrument. For example, at the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs. Other futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract. Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract.

      If, in the opinion of the Sub-Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

      Margin Requirements for Futures Contracts and Associated Risks. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contract. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund generally will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

      Risks Associated with Futures Contracts and Options on Futures Contracts. While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, the value of a position in security futures contracts could be affected if trading is halted in either the futures contract or the underlying security. In certain circumstances such as during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price and, thus, expose the Fund to a potential loss. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      As further discussed in this Statement of Additional Information, transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

      Equity Swaps and Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or commodity prices or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate or commodity transactions such as interest rate swaps and the purchase or sale of interest rate or commodity caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against increasing commodity prices or to manage the Fund's interest rate exposure on any debt securities, including notes, or Preferred Shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

      In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

      In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of an obligation to make fixed rate payments for an obligation to make floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund also may engage in interest rate or commodity transactions in the form of purchasing or selling interest rate or commodity caps or floors. The Fund will not sell uncovered interest rate or commodity caps or floors. The purchase of an interest rate or commodity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate or commodity price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate or commodity cap. The purchase of an interest rate or commodity floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate or commodity price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate or commodity floor. The Fund may also engage in interest rate collars, which is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

      In circumstances in which the Sub-Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

      Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of interest the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Advisor's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above may benefit the Fund, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Typically, the parties with which the Fund will enter into equity and interest rate or commodity transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap or interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's right as a creditor. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps.

      Credit Derivatives. The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be attained through the use of derivatives and through credit default swap transactions and credit linked securities, as discussed below.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Asset Coverage and Asset Segregation. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      To the extent these hedging transactions are entered into for good-faith risk management purposes, the Sub-Advisor and the Fund believe these obligations would not constitute senior securities. The Fund usually will enter into equity and interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund would not treat swaps as senior securities.

      General Limitations on Futures and Options Transactions. The CFTC has recently adopted rule amendments which require operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or submit to dual regulation by the CFTC and the SEC. These amendments limit transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund's investments in such instruments exceed one of these thresholds, the Advisor and/or the Sub-Advisor may be required to register as a commodity pool operator ("CPO") and/or commodity trading advisor ("CTA") with the CFTC. In the event the Advisor or the Sub-Advisor is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund and the Fund may incur additional expenses as a result of the CFTC's regulatory requirements. The Advisor has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. The Sub-Advisor has also relied on an exclusion from the definition of CTA with respect to the Fund. If, in the future, the Advisor or Sub-Advisor is not able to rely on an exclusion from the definition of CPO or CTA, as applicable, it will register as a CPO or CTA, as applicable, with respect to the Fund. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies.

      Risks and Special Considerations Concerning Strategic Transactions. In addition to the risks described above, the use of Strategic Transactions involves certain general risks and considerations, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default and insolvency of the other party to the transaction; and illiquidity of the derivative instruments. Certain of the Strategic Transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. See "Risks--Leverage Risk" in the Prospectus.

      Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Sub-Advisor elects not to use Strategic Transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's Strategic Transactions are not otherwise available to the Fund for investment purposes.

      With respect to some of its derivative positions, if any, the Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged. The foregoing risks concerning Strategic Transactions are more fully described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

             (2) Credit/Counterparty Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter ("OTC") transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

      In addition to these risks, the derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") may impact the availability, liquidity and cost of Strategic Transactions, including potentially limiting or restricting the ability of the Fund to use certain Strategic Transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these Strategic Transactions or making them less effective. The SEC has also indicated that it may adopt new policies on the use of Strategic Transactions by registered investment companies. Such policies could affect the nature and extent of Strategic Transactions entered into by the Fund. See "Legislation Risk" below.

OVER-THE-COUNTER MARKET RISK

      The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

      As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

      Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

LEGISLATION RISK

      At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

PORTFOLIO TRADING AND TURNOVER RATE

      Portfolio trading will be undertaken as determined by the Fund's Sub-Advisor. There are no limits on the rate of portfolio turnover and the Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 20% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. A high portfolio turnover may also increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a taxable dividend to the Fund's Common Shareholders. See "Tax Matters" in the Fund's Prospectus and in this Statement of Additional Information.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are five trustees of the Fund (each, a "Trustee", or collectively, the "Trustees"), one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") or Energy Income Partners, LLC, which are the investment advisor and sub-advisor, respectively, to the Fund, or any of their affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the Fund manage the day-to-day operations and are responsible to the Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                         TERM OF OFFICE(2)                          THE FIRST TRUST       OTHER
                                                          AND YEAR FIRST     PRINCIPAL OCCUPATIONS   FUND COMPLEX     DIRECTORSHIPS
  NAME, ADDRESS AND DATE OF      POSITION AND OFFICES       ELECTED OR         DURING THE PAST 5      OVERSEEN BY        HELD BY
            BIRTH                     WITH FUND              APPOINTED               YEARS              TRUSTEE          TRUSTEE

Trustee who is an Interested
Person of the Fund
----------------------------

James A. Bowen(1)              Chairman of the Board   o Class III(3)(4)     Chief Executive        111 Portfolios  None
120 East Liberty Drive,        and Trustee                                   Officer (December
  Suite 400                                                                  2010 to Present),
Wheaton, IL 60187                                      o 2013                President (until
D.O.B.: 09/55                                                                December 2010), First
                                                                             Trust Advisors L.P.
                                                                             and First Trust
                                                                             Portfolios L.P.;
                                                                             Chairman of the Board
                                                                             of Directors,
                                                                             BondWave LLC
                                                                             (Software Development
                                                                             Company/Investment
                                                                             Advisor) and
                                                                             Stonebridge Advisors
                                                                             LLC  (Investment
                                                                             Advisor)


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                         TERM OF OFFICE(2)                          THE FIRST TRUST       OTHER
                                                          AND YEAR FIRST     PRINCIPAL OCCUPATIONS   FUND COMPLEX     DIRECTORSHIPS
  NAME, ADDRESS AND DATE OF      POSITION AND OFFICES       ELECTED OR         DURING THE PAST 5      OVERSEEN BY        HELD BY
            BIRTH                     WITH FUND              APPOINTED               YEARS              TRUSTEE          TRUSTEE

Independent Trustees
----------------------------

Richard E. Erickson            Trustee                 o Class II(3)(4)      Physician; President,  111 Portfolios  None
c/o First Trust Advisors L.P.                                                Wheaton Orthopedics;
120 East Liberty Drive,                                                      Co-owner and
  Suite 400                                            o 2013                Co-Director (January
Wheaton, IL 60187                                                            1996 to May 2007),
D.O.B.: 04/51                                                                Sports Med Center for
                                                                             Fitness; Limited
                                                                             Partner, Gundersen
                                                                             Real Estate Limited
                                                                             Partnership; Member,
                                                                             Sportsmed LLC

Thomas R. Kadlec               Trustee                 o Class II(3)(4)      President (March 2010  111 Portfolios  Director of ADM
c/o First Trust Advisors L.P.                                                to Present), Senior                    Investor
120 East Liberty Drive,                                o 2013                Vice President and                     Services, Inc.;
  Suite 400                                                                  Chief Financial                        ADM Investor
Wheaton, IL 60187                                                            Officer (May 2007                      Services
D.O.B.: 11/57                                                                to March 2010),                        International;
                                                                             Vice President                         and ADM Investor
                                                                             and Chief Financial                    Services Hong
                                                                             Officer (1990 to                       Kong Ltd.
                                                                             May 2007), ADM
                                                                             Investor Services,
                                                                             Inc.
                                                                             (Futures Commission
                                                                             Merchant)

Robert F. Keith                Trustee                 o Class I(3)(4)       President (2003 to     111 Portfolios  Director of
c/o First Trust Advisors L.P.                                                Present), Hibs                         Trust Company of
120 East Liberty Drive,                                o 2013                Enterprises                            Illinois
  Suite 400                                                                  (Financial and
Wheaton, IL 60187                                                            Management
D.O.B.: 11/56                                                                Consulting)

Niel B. Nielson                Trustee                 o Class III(3)(4)     President and Chief    111 Portfolios  Director of
c/o First Trust Advisors L.P.                                                Executive Officer                      Covenant
120 East Liberty Drive,                                o 2013                (July 2012 to                          Transport Inc.
  Suite 400                                                                  Present), Dew
Wheaton, IL 60187                                                            Learning LLC
D.O.B.: 03/54                                                                (Educational Products
                                                                             and Services);
                                                                             President (June 2002
                                                                             to June 2012),
                                                                             Covenant College

Officers of the Fund
----------------------------

Mark R. Bradley                President and Chief     o Indefinite term     Chief Financial        N/A             N/A
120 East Liberty Drive         Executive Officer                             Officer and Chief
  Suite 400                                                                  Operating Officer
Wheaton, IL 60187                                      o 2013                (December 2010 to
D.O.B.: 11/57                                                                Present), First Trust
                                                                             Advisors L.P. and
                                                                             First Trust
                                                                             Portfolios L.P.;
                                                                             Chief Financial
                                                                             Officer, BondWave LLC
                                                                             (Software Development
                                                                             Company/Investment
                                                                             Advisor) and
                                                                             Stonebridge Advisors
                                                                             LLC (Investment
                                                                             Advisor)

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                         TERM OF OFFICE(2)                          THE FIRST TRUST       OTHER
                                                          AND YEAR FIRST     PRINCIPAL OCCUPATIONS   FUND COMPLEX     DIRECTORSHIPS
  NAME, ADDRESS AND DATE OF      POSITION AND OFFICES       ELECTED OR         DURING THE PAST 5      OVERSEEN BY        HELD BY
            BIRTH                     WITH FUND              APPOINTED               YEARS              TRUSTEE          TRUSTEE





James M. Dykas                 Treasurer, Chief        o Indefinite term     Controller (January    N/A             N/A
120 East Liberty Drive         Financial Officer and                         2011 to Present),
  Suite 400                    Chief Accounting        o 2013                Senior Vice President
Wheaton, IL 60187              Officer                                       (April 2007 to
D.O.B.: 01/66                                                                Present), First Trust
                                                                             Advisors L.P. and
                                                                             First Trust
                                                                             Portfolios L.P.

W. Scott Jardine               Secretary and Chief     o Indefinite term     General Counsel,       N/A             N/A
120 East Liberty Drive         Legal Officer                                 First Trust
  Suite 400                                            o 2013                Advisors L.P.,
Wheaton, IL 60187                                                            First Trust
D.O.B.: 05/60                                                                Portfolios L.P. and
                                                                             BondWave LLC (August
                                                                             2009 to Present)
                                                                             (Software Development
                                                                             Company/Investment
                                                                             Advisor); Secretary
                                                                             of Stonebridge
                                                                             Advisors LLC
                                                                             (Investment Advisor)

Daniel J. Lindquist            Vice President          o Indefinite term     Senior Vice President  N/A             N/A
120 East Liberty Drive                                                       (September 2005 to
  Suite 400                                            o 2013                Present), First Trust
Wheaton, IL 60187                                                            Advisors L.P. and
D.O.B.: 02/70                                                                First Trust
                                                                             Portfolios L.P.

Kristi A. Maher                Assistant Secretary     o Indefinite term     Deputy General         N/A             N/A
120 East Liberty Drive         and Chief Compliance                          Counsel (May 2007 to
  Suite 400                    Officer                 o 2013                Present), First Trust
Wheaton, IL 60187                                                            Advisors L.P. and
D.O.B.: 12/66                                                                First Trust
                                                                             Portfolios L.P.

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, investment advisor of the Fund.

(2)   Officer positions with the Fund have an indefinite term.

(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Class I Trustee serves an initial term until the third annual shareholder meeting subsequent to his election called for the purpose of electing Trustees.

      - Class II Trustees serve an initial term until the first succeeding annual shareholder meeting called for the purpose of electing Trustees.

      - Class III Trustees serve an initial term until the second succeeding annual shareholder meeting called for the purpose of electing Trustees.

(4)   Each Trustee has served in such capacity since the Fund's inception.


      Unitary Board Leadership Structure

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund, First Trust Variable Insurance Trust and First

Defined Portfolio Fund, LLC, open-end funds with 12 portfolios advised by First Trust Advisors; First Trust Intermediate Duration Preferred & Income Fund, First Trust Energy Infrastructure Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund and First Trust MLP and Energy Income Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 85 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. The officers of the Fund listed above hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and all but one of the First Trust closed-end funds employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board of Trustees will review its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the business of the First Trust Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Thomas R. Kadlec currently serves as the Lead Independent Trustee.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. Since the Fund's organizational meeting held in December 2013, the Board of Trustees of the First Trust Fund Complex and its committees has held ten meetings. The Board of Trustees and its committees will meet throughout the year to oversee the activities of the Fund, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairmen of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board of Trustees are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Keith and Mr. Bowen are members of the Executive Committee.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance

Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 72 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees of the Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth;
(iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the Audit Committee. Messrs. Kadlec and Keith each has been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the

Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007), Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) and Chairman of the
Audit Committee (January 2012 - 2013) of the First Trust Funds. Mr. Erickson currently serves as Chairman of the Nominating and Governance Committee of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013). Mr. Kadlec currently serves as Lead Independent Trustee and is on the Executive Committee of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2010 - 2011) and Lead Independent Trustee (2012 - 2013) of the First Trust Funds. Mr. Keith currently serves as the Chairman of the Valuation Committee and is on the Executive Committee of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) since 2012. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the First Trust Funds since 1999. Mr.

Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009), Lead Independent Trustee (2010 - 2011) and Chairman of the Valuation Committee (2012
- 2013) of the First Trust Funds. Mr. Nielson currently serves as the Chairman of the Audit Committee.

      Interested Trustee. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P., and until January 23, 2012, also served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the First Trust Funds since 1999.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, Trustees were elected for an initial term. The Class I Trustee will serve until the third succeeding annual meeting subsequent to his initial election; Class II Trustees will serve until the first succeeding annual meeting subsequent to their initial election; and Class III Trustees will serve until the second succeeding annual meeting subsequent to their initial election. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

      Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. The officers and "Interested Trustee" receive no compensation from the Fund for acting in such capacities.

      The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund projected during the Fund's first full fiscal year to each of the Independent Trustees and the estimated total compensation to be paid to each of the Independent Trustees by the First Trust Fund Complex for the calendar year ended December 31, 2014. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund's officers are compensated by First Trust Advisors.

<CAPTION
                                                                           ESTIMATED TOTAL COMPENSATION
                                   ESTIMATED COMPENSATION                     FROM THE FIRST TRUST
 NAME OF TRUSTEE                      FROM THE FUND(1)                           FUND COMPLEX(2)
 Richard E. Erickson                      $5,660                                    $320,000
 Thomas R. Kadlec                         $5,787                                    $330,000
 Robert F. Keith                          $5,660                                    $320,000
 Niel B. Nielson                          $5,923                                    $330,000

--------------------

(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.
(2)
      The total estimated compensation to be paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Trust Series Fund, the First Trust Variable Insurance Trust and the First Defined Portfolio Fund, LLC, open-end funds (with 12 portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust Mortgage Income Fund, the First Trust Strategic High Income Fund II, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the First Trust Dividend and Income Fund, the First Trust High Income Long/Short Fund, the First Trust Energy Infrastructure Fund, the First Trust MLP and Energy Income Fund and the First Trust Intermediate Duration Preferred & Income Fund.

      As of the date of this Statement of Additional Information, the Fund has three employees. The shareholders of the Fund will be asked to vote on the election of Trustees for a three-year term at the next annual meeting of shareholders.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2013. Because the Fund recently commenced operations, the Trustees did not own any securities of the Fund as of the Fund's inception or as of the date of this Statement of Additional Information:

                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN
                                            DOLLAR RANGE OF              ALL REGISTERED INVESTMENT COMPANIES
                                           EQUITY SECURITIES                 OVERSEEN BY TRUSTEE IN THE
TRUSTEE                                       IN THE FUND                     FIRST TRUST FUND COMPLEX
Interested Trustee
James A. Bowen                                   None                            $50,001 - $100,000
Independent Trustee
Richard E. Erickson                              None                            Over $100,000
Thomas R. Kadlec                                 None                            Over $100,000
Robert F. Keith                                  None                            Over $100,000
Niel B. Nielson                                  None                            Over $100,000

      As of December 31, 2013, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of the date of this Statement of Additional Information, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of the Fund.

                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $86 billion in assets which it managed or supervised as of February 28, 2014. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor to 12 mutual funds, 9 exchange-traded funds consisting of 85 series and 14 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and to date, more than $235 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      The Investment Management Agreement between the Advisor and the Fund has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management and Sub-Advisory Agreements will be available in the Fund's semi-annual report for the period ended April 30, 2014. Pursuant to the Investment Management Agreement, the Fund has agreed to pay for the services and facilities provided by the Advisor an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings).

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations except the Sub-Advisor's fee, which is paid by the Advisor out of the Advisor's management fee. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with the Advisor), custodian, transfer agent, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

CODES OF ETHICS

      The Fund, the Advisor and the Sub-Advisor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

                                  SUB-ADVISOR

      Energy Income Partners serves as the Fund's Sub-Advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

      Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment advisor and serves as investment advisor or portfolio supervisor to investment portfolios with approximately $4.17 billion of assets as of February 28, 2014.

      Energy Income Partners is a Delaware limited liability company and an SEC-registered investment advisor, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related master limited partnerships and other high payout securities in the energy sector. In addition to serving as Sub-Advisor to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and advisor to one private registered investment company. Energy Income Partners also serves as the sub-advisor to four other registered investment companies advised by First Trust Advisors. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers. Energy Income Partners currently has a staff of 10 full-time and 3 part-time/contract persons.

      First Trust Capital Partners, LLC, an affiliate of the Advisor, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, a Delaware limited liability company and affiliate of the Sub-Advisor. In addition, it is anticipated that an affiliate of the Advisor and Eva Pao, an employee of the Sub-Advisor, each will purchase preferred equity interests in the Sub-Advisor concurrently with the closing of the offering contemplated by the Prospectus. The preferred equity interests are non-voting and do not share in the profits or losses of the Sub-Advisor. The Sub-Advisor may buy back any or all of such preferred equity interests at any time and such affiliate and Ms. Pao each may sell back to the Sub-Advisor up to 50% of its respective preferred equity interests on or after the 18-month anniversary of the issuance of such preferred equity interests and any or all of its respective preferred equity interests after the 36-month anniversary of the issuance of such preferred equity interests.

      James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

      Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with Energy Income Partners since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during Energy Income Partners' affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

      Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

      Saul Ballesteros is the Head of Trading and Operations and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

-----------------------------------------------------------------------------------------------------------------------------------
                                     NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                 AS OF DECEMBER 31, 2013 (MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------

                                            REGISTERED                        OTHER POOLED
                       REGISTERED           INVESTMENT      OTHER POOLED       INVESTMENT
                       INVESTMENT            COMPANIES       INVESTMENT         VEHICLES                           OTHER ACCOUNTS
                       COMPANIES            SUBJECT TO        VEHICLES         SUBJECT TO                            SUBJECT TO
   PORTFOLIO        (OTHER THAN THE      PERFORMANCE-BASED                  PERFORMANCE-BASED                     PERFORMANCE-BASED
    MANAGER              FUND)             ADVISORY FEES                      ADVISORY FEES     OTHER ACCOUNTS      ADVISORY FEES
-----------------  ------------------    -----------------  -------------   -----------------  ----------------   -----------------
James J. Murchie   Number:  5            Number:  0         Number:  3       Number:  3        Number:  1654      Number:  1
                   Assets: $3,169.2      Assets: $0         Assets: $174.9   Assets: $174.9    Assets: $809.6     Assets: $4.8
-----------------  ------------------    --------------     --------------   ----------------  ----------------   -----------------
Eva Pao            Number:  5            Number:  0         Number:  3       Number:  3        Number:  1654      Number:  1
                   Assets: $3,169.2      Assets: $0         Assets: $174.9   Assets: $174.9    Assets: $809.6     Assets: $4.8
-----------------  ------------------    --------------     --------------   ----------------  ----------------   -----------------

      Each of the three other pooled investment vehicles managed by the Sub-Advisor, totaling $174.9 million in assets under management as of December 31, 2013, is subject to performance-based advisory fees. One other account managed by the Sub-Advisor, totaling $4.8 million in assets under management as of December 31, 2013, is subject to performance-based advisory fees.

      The portfolio managers are compensated by a competitive minimum base salary and share in the profits of Energy Income Partners in relationship to their ownership of Energy Income Partners.

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the potential conflicts described below.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. In addition, Section 17(d) of the 1940 Act may limit or prevent the Fund from participating in certain joint transactions with affiliated persons.

      With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

      The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      Pursuant to a sub-advisory agreement among the Fund, the Advisor and the Sub-Advisor (the "Sub-Advisory Agreement"), the Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. Because the fee paid to the Advisor and by the Advisor to the Sub-Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the initial shareholder of the Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Advisor. The Proxy Voting Guidelines of the Sub-Advisor are set forth in Appendix B to this Statement of Additional Information.

      Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling (800) 988-5891; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the SEC's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i) determine each client's trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

      The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "FPL". The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering after payment of the sales load and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the Common Shareholders, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees. See "Description of Shares--Preferred Shares" in the Fund's Prospectus.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of total assets). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities and/or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. See also "Other Investment Policies and

Techniques--Strategic Transactions--Asset Coverage and Asset Segregation" above and "Leverage Program" in the Fund's Prospectus.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. The By-Laws may be amended only by the Board of Trustees.

      The Declaration of Trust generally requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

      Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, if required pursuant to the provisions of the 1940 Act, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act and the Declaration of Trust), or (4) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the Preferred Shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision,
(2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a

Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.

      Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

               REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the NYSE. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to the Fund's Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                                NET ASSET VALUE

      The NAV of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV is determined daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). U.S. debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any Borrowings of the Fund and liabilities under the Fund's Strategic Transactions and reverse repurchase agreements, and the market value of written call options) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received and option premiums) and dividing the result by the total number of Common Shares outstanding. The Fund relies to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to MLP units held by the Fund and to estimate associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumption regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

      The assets in the Fund's portfolio are valued daily in accordance with Valuation Procedures (as defined below) adopted by the Trustees. The Sub-Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for unlisted investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by Valuation Procedures adopted by the Trustees, and in accordance with the provisions of the 1940 Act.

      For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than The Nasdaq Stock Market ("Nasdaq") are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on Nasdaq are valued at the Nasdaq Official Closing Price as determined by Nasdaq. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on Nasdaq, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in non-U.S. currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

      Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

      Unlisted Investments--Fair Value. When applicable, fair value is determined by the Board of Trustees or a committee of the Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

        o   the fundamental business data relating to the issuer;

        o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

        o   the type, size and cost of the security;

        o   the financial statements of the issuer;

        o the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

        o the information as to any transactions in or offers for the security;

        o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

        o   the coupon payments;

        o the quality, value and saleability of collateral, if any, securing the security;

        o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

        o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

        o   the issuer's competitive position within the industry;

        o the issuer's ability to access additional liquidity through public and private markets; and

        o   other relevant factors.

      If the Board of Trustees or its designee cannot obtain a market value or the Board of Trustees or its designee determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) will be valued based upon a fair value methodology, which has typically been at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. A report of any prices determined pursuant to such fair value methodologies will be presented to the Board of Trustees or a designated committee thereof no less frequently than quarterly.

      The Valuation Procedures also provide that the Board of Trustees will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on the anticipated timing of distributions by the Fund to its shareholders.

      The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as determined for U.S. federal income tax purposes. It is anticipated that cash distributions from MLPs in which the Fund invests will not equal the amount of taxable income allocable to the Fund, primarily due to non-cash deductions such as depreciation and amortization recorded by MLPs, which generally results in a portion of the cash distribution received by an MLP investor to not be taxable income. The relative portion of such non-taxable distributions will vary among the MLPs, and will also vary year by year for each MLP. The Board of Trustees or its designee will be able to directly confirm the taxable income allocated from each MLP when it receives annual tax reporting information from each MLP. The allocation between current and deferred income taxes also impacts the determination of the Fund's earnings and profits, as described in Section 312 of the Internal Revenue Code of 1986, as amended (the "Code").

                                  TAX MATTERS

      The following discussion of U.S. federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

MATTERS ADDRESSED

      This section and the discussion in the Prospectus provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the Common Shares. It does not address all U.S. federal income tax consequences that may apply to investment in the Common Shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code, on Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Common Shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of Common Shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, partnerships and other pass-through entities, United States expatriates, and dealers in securities or currencies, (ii) persons that will hold Common Shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes and traders that have elected the mark-to-market method of accounting, (iii) persons whose functional currency is not the U.S. dollar or (iv) persons that do not hold Common Shares as capital assets within the meaning of Section 1221 of the Code.

      For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a U.S. person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or

(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

TAX CHARACTERIZATION OF THE FUND FOR U.S. FEDERAL INCOME TAX PURPOSES

      The Fund will be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund will be subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income generally would include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation, with a corporation paying the higher of the regular tax or the alternative minimum tax. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the Common Shares. The Fund will also be obligated to pay state income tax on its taxable income.

      The MLPs in which the Fund intends to invest generally are treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

      The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

      Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund generally will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, increased by the Fund's allocable share of net income and gains and the MLP's debt, if any, and capital contributions to the MLP, and decreased for any distributions of cash received by the Fund by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses. Thus, although cash distributions in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable U.S. federal income tax rate applies to long-term capital gains for entities treated as corporations for U.S. federal income tax purposes, such as the Fund. Thus, the Fund will be subject to U.S. federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

      In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

      The Fund is not treated as a regulated investment company for U.S. federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests under current law. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or Common Shareholders of the Fund.

TAXATION OF THE SHAREHOLDERS

      Distributions. The Fund's distributions will be treated as dividends to Common Shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for U.S. federal income tax purposes.

      The portion of the Fund's distributions treated as a dividend for U.S. federal income tax purposes should be treated as qualified dividend income for U.S. federal income tax purposes, subject to certain holding period and other requirements. The maximum U.S. federal income tax rate for individuals on certain qualified dividend income is currently generally 20%. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met.

      If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the Common Shares to the extent of such basis, and then as capital gain to the extent the distribution exceeds the basis of the Common Shares. Such gain will be long-term capital gain if the holding period for the Common Shares is more than one year. Individuals are currently subject to a maximum tax rate of 20%. Corporations are taxed on capital gains at their ordinary income rates.

      A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits derived from its investments in the MLPs in its portfolio. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Common Shareholders for U.S. federal income tax purposes.

      Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

      A Common Shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating Common Shareholder and the participating Common Shareholder reinvested such amount in additional Fund Common Shares.

      The Fund will notify Common Shareholders annually as to the U.S. federal income tax status of Fund distributions to them.

      Distributions from the Fund after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that either (A) have not entered into an agreement with the U.S. Treasury to collect and disclose certain information or (B) are not resident for tax purposes in a jurisdiction that has entered into an agreement with the IRS to collect and provide the information otherwise required, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

      Sale of Shares. Upon the sale of Common Shares, a Common Shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the Common Shareholder's tax basis of Common Shares sold. As discussed above, such tax basis may be less than the price paid for the Common Shares as a result of prior Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such Common Shares were capital assets held for more than one year. The U.S. federal income tax treatment of long-term capital gains is described above. The deductibility of capital losses is subject to limitations. In addition, the gross proceeds from dispositions of interests in the Fund after December 31, 2016 may be subject to a U.S. withholding tax of 30% in the case of payments to (i) certain non-U.S. financial institutions that either (A) have not entered into an agreement with the U.S. Treasury to collect and disclose certain information or (B) are not resident for tax purposes in a jurisdiction that has entered into an agreement with the IRS to collect and provide the information otherwise required, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

      Medicare Tax. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012 This tax will generally apply to the net investment income (such as interest and dividends, including dividends paid with respect to the Common Shares) and gains of a shareholder who is an individual if such shareholder's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of a married couple filing joint returns and $200,000 in the case of single individuals.

      Information Reporting and Withholding. The Fund will be required to report annually to the Internal Revenue Service (the "IRS"), and to each Common Shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for U.S. federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each Common Shareholder (other than Common Shareholders who are not subject to the reporting requirements without supplying any documentation) that is a U.S. person will be required to provide the Fund, under penalties of perjury, an IRS Form W-9 or an equivalent form containing the Common Shareholder's name, address, correct federal taxpayer identification number and a statement that the Common Shareholder is not subject to backup withholding. Should a non-exempt Common Shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate is 28%. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the Common Shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

      U.S. Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for U.S. federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for U.S. federal income tax purposes. This means that the U.S. federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no U.S. federal income tax.

      MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for U.S. federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for U.S. federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

      Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund intends to invest in energy MLPs that derive income from such sources, so the income of the MLPs in the Fund's portfolio should qualify as qualifying income.

      As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions received by the Fund, by reductions in the Fund's allocable share of the MLP's debt, if any, and by the Fund's allocable share of net losses, and increased for capital contributions and by the Fund's allocable share of net income and gains.

      When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

      The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

      Because the Fund will be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs on its own tax returns. The Fund's Common Shareholders will be viewed for U.S. federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common Shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) to the Common Shareholders rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

      Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund's investments. Common Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

      Other Investments. The Fund may attempt to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

      Certain of the Fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of

(1) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (2) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

        The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

            ERV = P(1+T)/n/

      Where P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed U.S. federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

        Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

            ATV/D/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
       ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

            ATV/DR/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions and redemption)
            n = number of years
      ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            Yield = 2 [( a-b/cd +1)/6/ - 1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Statement of Assets and Liabilities of the Fund as of February 7, 2014, appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 S. Wacker Drive, Chicago, Illinois 60606.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      The Bank of New York Mellon, One Wall Street, New York, New York 10286 serves as custodian for the Fund. As such, The Bank of New York Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. BNY Mellon Investment Servicing (US) Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholder of First Trust New Opportunities MLP & Energy Fund:

We have audited the accompanying statement of assets and liabilities of First Trust New Opportunities MLP & Energy Fund (the "Fund") as of February 7, 2014. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of First Trust New Opportunities MLP & Energy Fund as of February 7, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 19, 2014

                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND


                      STATEMENT OF ASSETS AND LIABILITIES

                                FEBRUARY 7, 2014




ASSETS:
Cash                                                                                     $100,008
Deferred offering costs                                                                       209
                                                                                -----------------
                                                                                          100,217
                                                                                -----------------

LIABILITIES:

Accrued offering costs                                                                        209
                                                                                -----------------
Net Assets                                                                               $100,008
                                                                                -----------------

NET ASSETS - Applicable to  5,236 shares                                                 $100,008

NET ASSET VALUE PER SHARE (net assets divided by 5,236 shares)                             $19.10
                                                                                =================

Notes to Statement of Assets and Liabilities:

Note 1.  Organization

First Trust New Opportunities MLP & Energy Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized on October 15, 2013, as a Massachusetts business trust pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through February 7, 2014 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios L.P.

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund will seek to provide its common shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in publicly traded master limited partnerships ("MLPs") and MLP-related entities in the energy sector and energy utilities industries that are weighted towards non-cyclical, fee-for-service revenues. Under normal market conditions, the Fund will invest at least 85% of its Managed Assets (as defined below) in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that the Fund's Sub-Advisor believes offer opportunities for growth and income. Under normal market conditions, the Fund will invest at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. To generate additional income, the Fund currently expects to write (or sell) covered call options on up to 35% of its Managed Assets. Managed Assets means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares of beneficial interest ("Preferred Shares"), if any, and the principal amount of any borrowings and issuance of notes (collectively, "Borrowings")), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares, if any, is not treated as a liability.

Note 2. Significant Accounting Policies

First Trust Advisors L.P. (the "Advisor") and Energy Income Partners, LLC (the "Sub-Advisor") have agreed to pay: (i) all organizational expenses; and (ii) all offering cost of the Fund (other than sales load, but including the partial reimbursement of certain underwriting expenses incurred in connection with this offering) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. Offering costs incurred by the Fund through February 7, 2014 have been reported on the Statement of Assets and Liabilities as deferred offering costs. These offering costs, as well as the offering costs incurred subsequent to February 7, 2014, up to $0.04 per Common Share outstanding, will be charged to paid-in-capital. The Fund's Statement of Assets and Liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual results could differ from those estimates. The Fund will elect to be treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates. The MLPs in which the Fund intends to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

Note 3. Fees and Other Transactions with Affiliated Parties

On December 8, 2013, the Fund's Board of Trustees approved an Investment Management Agreement with the Advisor and a Sub-Advisory Agreement among the Advisor, Energy Income Partners, LLC (the "Sub-Advisor") and the Fund. The Fund has agreed to pay an annual management fee for the services and facilities provided by the Advisor, payable on a monthly basis, equal to the annual rate of 1.00% of the Fund's average daily Managed Assets. The Sub-Advisor will receive a portfolio management fee equal to 0.50% of the Fund's average daily Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

                                       COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                                 , 2014

                                   APPENDIX A
                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

        o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        o   Nature of and provisions of the obligation; and

        o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

        o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

        o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:


SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)


I

      This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

PI

      Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PRELIMINARY

      Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

        o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

        o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

        o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

        o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

        o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

        o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.


SF

      The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED

      Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001.

R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes).

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by (P) in front of the rating when the assignment of a final rating is subject to the fulfillment of contingencies but is highly likely that the rating will become definitive after all document are received or an obligation is issued into the market.

      The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating variation of the MIG scale called the Variable Municipal Investment Grade or VMIG rating.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

         a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

         b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

        c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

        a. the selective payment default on a specific class or currency of debt;

        b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

        c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

        d. execution of a coercive debt exchange on one or more material financial obligations.


D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

         "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.
This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

        o The ratings do not predict a specific percentage of default likelihood over any given time period.

        o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

        o The ratings do not opine on the liquidity of the issuer's securities or stock.

        o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

        o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

        o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
      CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

        Limitations of the Short-Term Ratings Scale:

        Specific limitations relevant to the Short-Term Ratings scale include:

        o The ratings do not predict a specific percentage of default likelihood over any given time period.

        o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

        o The ratings do not opine on the liquidity of the issuer's securities or stock.

        o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

        o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

         'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

         'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

                                   APPENDIX B

                          ENERGY INCOME PARTNERS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

      If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

      Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

        o   ensuring that proxies are voted in the best interest of clients;

        o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

        o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities; and

        o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.


ENGAGEMENT OF INSTITUTIONAL SHAREHOLDER SERVICES INC.

Group

      With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. ("ISS"), formerly known as RiskMetrics Group, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

Conflicts of Interest in Proxy Voting

      There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

      EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS's own pre-existing proxy voting guidelines.

Disclosure on How Proxies Were Voted

      EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

      It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

Proxy Materials

      EIP personnel will instruct custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

      In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

      * Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

      * Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

      * Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

OVERSIGHT OF POLICY

      The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

RECORDKEEPING ON PROXIES

      It is the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

         o   a copy of EIP's proxy voting policies and procedures;

         o a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC's EDGAR system to satisfy this requirement);

         o a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);

         o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

         o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures; and

         o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

      The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

      For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

                           PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1. Financial Statements:

       Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 were filed with Pre-effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-191808).

2.    Exhibits:

a. Declaration of Trust dated October 15, 2013. Filed on October 18, 2013 as Exhibit a. to Registrant's Registration Statement on Form N-2 (File No. 333-191808) and incorporated herein by reference.

b.    By-Laws of Fund.

c.    None.

d.    None.

e.    Terms and Conditions of the Dividend Reinvestment Plan.

f.    None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Energy Income Partners, LLC.

h.1   Form of Underwriting Agreement.

h.2   Form of Master Agreement Among Underwriters.

h.3   Form of Master Selected Dealers Agreement.

i.    None.

j.    Form of Custody Agreement between Registrant and Fund Custodian.

k.1 Form of Service Agreement for Transfer Agent Services between Registrant and Fund Transfer Agent.

k.2   Form of Administration and Accounting Services Agreement.

k.3   Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC

k.4   Form of Syndication Fee Agreement with Morgan Stanley & Co. LLC

k.5   Form of Fee Agreement with Ameriprise Financial Services, Inc.

k.6   Form of Fee Agreement with Oppenheimer & Co. Inc.

k.7   Form of Fee Agreement with Ladenburg Thalmann & Co. Inc.

k.8   Form of Fee Agreement with Pershing LLC.

k.9   Form of Fee Agreement with Southwest Securities, Inc.

k.10  Form of Fee Agreement with J.J.B. Hilliard, W.L. Lyons, LLC.

k.11 Form of Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC.

k.12  Form of Fee Agreement with qualifying underwriters.

l.1   Opinion and consent of Chapman and Cutler LLP.

l.2   Opinion and consent of Bingham McCutchen LLP.

m.    None.

n.    Consent of Independent Registered Public Accounting Firm.

o.    None.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.

q.    None.

r.1   Code of Ethics of Registrant.

r.2   Code of Ethics of First Trust Portfolios L.P.

r.3   Code of Ethics of First Trust Advisors L.P.

r.4.  Code of Ethics of Energy Income Partners, LLC.

s. Powers of Attorney. Filed on December 20, 2013 as Exhibit s. to Registrant's Registration Statement on Form N-2 (File No. 333-191808) and incorporated herein by reference.

--------------------------------------------------------------------------------

Item 26: Marketing Arrangements

      See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement, the Form of Structuring Fee Agreement of Morgan Stanley & Co. LLC, the Form of Syndication Fee Agreement of Morgan Stanley & Co. LLC, the Form of Fee Agreement of Ameriprise Financial Services, Inc., the Form of Fee Agreement of Oppenheimer & Co. Inc., the Form of Fee Agreement of Ladenburg Thalmann & Co. Inc., the Form of Fee Agreement of Pershing LLC, the Form of Fee Agreement of Southwest Securities, Inc., the Form of Fee Agreement of J.J.B. Hilliard, W.L. Lyons,
LLC, the Form of Fee Agreement of BB&T Capital Markets, a division of BB&T Securities, LLC and the Form of Fee Agreement with qualifying underwriters filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3), Exhibit (k)(3), Exhibit
(k)(4), Exhibit (k)(5), Exhibit (k)(6), Exhibit (k)(7), Exhibit (k)(8), Exhibit
(k)(9), Exhibit (k)(10), Exhibit (k)(11) and Exhibit (k)(12), respectively, to this Registration Statement.

Item 27:  Other Expenses of Issuance and Distribution

---------------------------------------------------------- ---------------------
Securities and Exchange Commission Fees                    $ 28,980
---------------------------------------------------------- ---------------------
Financial Industry Regulatory Authority, Inc. Fees         $ 34,250
---------------------------------------------------------- ---------------------
Printing and Engraving Expenses                            $ 80,000
---------------------------------------------------------- ---------------------
Legal Fees                                                 $370,000
---------------------------------------------------------- ---------------------
Listing Fees                                               $ 30,000
---------------------------------------------------------- ---------------------
Accounting Expenses                                        $ 16,000
---------------------------------------------------------- ---------------------
Blue Sky Filing Fees and Expenses                          $     --
---------------------------------------------------------- ---------------------
Miscellaneous Expenses                                     $ 25,000
---------------------------------------------------------- ---------------------
Total                                                      $584,230
---------------------------------------------------------- ---------------------


Item 28: Persons Controlled by or under Common Control with Registrant

    Not applicable.

Item 29:  Number of Holders of Securities

    At March 26, 2014

--------------------------------------------------- ----------------------------
Title of Class                                      Number of Record Holders
--------------------------------------------------- ----------------------------
Common Shares, $0.01 par value                      1
--------------------------------------------------- ----------------------------

Item 30: Indemnification

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      Section 8 of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their directors, officers, agents, affiliates and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions "Management of the Fund - Trustees and Officers" and "Sub-Advisor," and the Form ADV of Energy Income Partners, LLC (File No. 801-66907) filed with the Commission are hereby incorporated by reference.

Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.


Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.


3.    Not applicable.


4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
      Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(d) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

      The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.    The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 26th day of March, 2014.

                                         FIRST TRUST NEW OPPORTUNITIES MLP &
                                         ENERGY FUND



                                         By: /s/ Mark R. Bradley
                                            --------------------------------
                                            Mark R. Bradley, President and
                                            Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

--------------------------------------- ------------------------------------- ------------------------------------
Signature                               Title                                 Date
--------------------------------------- ------------------------------------- ------------------------------------
/s/ Mark R. Bradley                     President and Chief Executive
--------------------------------------- Officer                               March 26, 2014
    Mark R. Bradley                     (Principal Executive Officer)
--------------------------------------- ------------------------------------- ------------------------------------
                                        Chief Financial Officer, Chief
/s/ James M. Dykas                      Accounting Officer and                March 26, 2014
--------------------------------------- Treasurer (Principal Financial and
    James M. Dykas                      Accounting Officer)
--------------------------------------- ------------------------------------- ------------------------------------
James A. Bowen(1)                       Chairman of the Board and Trustee   )
--------------------------------------- -------------------------------------
Richard E. Erickson(1)                  Trustee                             )    By:/s/ W. Scott Jardine
--------------------------------------- -------------------------------------       ------------------------
Thomas R. Kadlec(1)                     Trustee                             )           W.Scott Jardine
--------------------------------------- -------------------------------------           Attorney-In-Fact
Robert F. Keith(1)                      Trustee                             )           March 26, 2014
--------------------------------------- -------------------------------------
Niel B. Nielson(1)                      Trustee                             )
--------------------------------------- ------------------------------------- ------------------------------------

-------------------
(1)   Original powers of attorney authorizing James A. Bowen, Mark R. Bradley,
      W. Scott Jardine, Kristi A. Maher and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Pre-Effective Amendment No. 3 is filed, were previously executed and are filed as Exhibit s. to the Registrant's Registration Statement on Form N-2 (File No. 333-191808).

                               INDEX TO EXHIBITS

b.    By-Laws of Fund.

e.    Terms and Conditions of the Dividend Reinvestment Plan.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Energy Income Partners, LLC.

h.1   Form of Underwriting Agreement.

h.2   Form of Master Agreement Among Underwriters.

h.3   Form of Master Selected Dealers Agreement.

j.    Form of Custody Agreement between Registrant and Fund Custodian.

k.1 Form of Service Agreement for Transfer Agent Services between Registrant and Fund Transfer Agent.

k.2   Form of Administration and Accounting Services Agreement.

k.3   Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC.

k.4   Form of Syndication Fee Agreement with Morgan Stanley & Co. LLC.

k.5   Form of Fee Agreement with Ameriprise Financial Services, Inc.

k.6   Form of Fee Agreement with Oppenheimer & Co. Inc.

k.7   Form of Fee Agreement with Ladenburg Thalmann & Co. Inc.

k.8   Form of Fee Agreement with Pershing LLC.

k.9   Form of Fee Agreement with Southwest Securities, Inc.

k.10  Form of Fee Agreement with J.J.B. Hilliard, W.L. Lyons, LLC.

k.11 Form of Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC.

k.12  Form of Fee Agreement with qualifying underwriters.

l.1   Opinion and consent of Chapman and Cutler LLP.

l.2   Opinion and consent of Bingham McCutchen LLP.

n.    Consent of Independent Registered Public Accounting Firm.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.

r.1   Code of Ethics of Registrant.

r.2   Code of Ethics of First Trust Portfolios L.P.

r.3   Code of Ethics of First Trust Advisors L.P.

r.4.  Code of Ethics of Energy Income Partners, LLC.